UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG Funds

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2014 – October 31, 2015
(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

October 31, 2015

AMG Trilogy Global Equity Fund
Investor Class: TLGVX | Service Class: TLGSX | Institutional Class: TLGIX

AMG Trilogy Emerging Markets Equity Fund
Investor Class: TLEVX | Service Class: TLESX | Institutional Class: TLEIX

AMG Trilogy International Small Cap Fund
Investor Class: TLSVX | Service Class: TLSSX | Institutional Class: TLSIX

AMG Trilogy Emerging Wealth Equity Fund
Investor Class: TYWVX | Service Class: TYWSX | Institutional Class: TYWIX

www.amgfunds.com	AR069-1015

AMG Funds Annual Report—October 31, 2015

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Trilogy Global Equity Fund	4

AMG Trilogy Emerging Markets Equity Fund	11

AMG Trilogy International Small Cap Fund	18

AMG Trilogy Emerging Wealth Equity Fund	24

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	30

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	37
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	39
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	40
Detail of changes in assets for the past two fiscal periods

Financial Highlights	42
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	50
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

TRUSTEES AND OFFICERS	60

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS	62

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors were rewarded with positive, albeit modest, returns despite increasing market volatility for the fiscal year ended October 31, 2015. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 5.2% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August as investors worried about slowing China growth and the potential impact of a U.S. Federal Reserve (the Fed) rate hike on the slow recovery in the U.S. During the year, there was significant dispersion in performance across sectors with consumer discretionary stocks returning more than 21% while companies within the energy sector fell (19)%, driven in large part by the precipitous fall in oil prices. Meanwhile, international stocks fell during the prior year, returning (4.7)%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar. Despite the more recent difficult performance for equities, it’s worth noting that the first quarter of 2015 marked the six-year anniversary of the equity bull market.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.0% for the fiscal year ended October 31, 2015. Interest rates fell throughout much of 2014 and for periods throughout the past fiscal year, lending positive support to bond prices. Investors, however, enter the new fiscal year with a close watch on the strength of the underlying U.S. economy and its potential impact on the Fed’s zero-interest-rate policy (and its subsequent impact on bond prices).

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2015
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	5.20%	16.20%	14.33%
Small Caps	(Russell 2000® Index)	0.34%	13.90%	12.06%
International	(MSCI All Country World Index ex USA Index)	(4.68)%	4.69%	2.60%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	1.96%	1.65%	3.03%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(1.94)%	4.15%	6.18%
Tax-exempt	(Barclays Municipal Bond Index)	2.87%	2.91%	4.28%
Treasury Bills	(BofA Merrill Lynch 6-month U.S.Treasury Bill)	0.20%	0.18%	0.19%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2015	Expense Ratio for the Period	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Expenses Paid During the Period*
AMG Trilogy Global Equity Fund
Investor Class
Based on Actual Fund Return	1.28%	$1,000	$ 957	$6.31
Hypothetical (5% return before expenses)	1.28%	$1,000	$1,019	$6.51
Service Class
Based on Actual Fund Return	0.91%	$1,000	$ 959	$4.49
Hypothetical (5% return before expenses)	0.91%	$1,000	$1,021	$4.63
Institutional Class
Based on Actual Fund Return	0.80%	$1,000	$ 960	$3.95
Hypothetical (5% return before expenses)	0.80%	$1,000	$1,021	$4.08
AMG Trilogy Emerging Markets Equity Fund
Investor Class
Based on Actual Fund Return	1.50%	$1,000	$ 852	$7.00
Hypothetical (5% return before expenses)	1.50%	$1,000	$1,018	$7.63
Service Class
Based on Actual Fund Return	0.98%	$1,000	$ 855	$4.58
Hypothetical (5% return before expenses)	0.98%	$1,000	$1,020	$4.99
Institutional Class
Based on Actual Fund Return	1.00%	$1,000	$ 855	$4.68
Hypothetical (5% return before expenses)	1.00%	$1,000	$1,020	$5.09
AMG Trilogy International Small Cap Fund
Investor Class
Based on Actual Fund Return	1.60%	$1,000	$ 950	$7.86
Hypothetical (5% return before expenses)	1.60%	$1,000	$1,017	$8.13
Service Class
Based on Actual Fund Return	1.21%	$1,000	$ 952	$5.95
Hypothetical (5% return before expenses)	1.21%	$1,000	$1,019	$6.16
Institutional Class
Based on Actual Fund Return	1.10%	$1,000	$ 952	$5.41
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.60
AMG Trilogy Emerging Wealth Equity Fund
Investor Class
Based on Actual Fund Return	1.31%	$1,000	$ 895	$6.27
Hypothetical (5% return before expenses)	1.31%	$1,000	$1,019	$6.68
Service Class
Based on Actual Fund Return	1.15%	$1,000	$ 895	$5.49
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.85
Institutional Class
Based on Actual Fund Return	1.05%	$1,000	$ 895	$5.01
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

AMG Trilogy Global Equity Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the 12 months ending October 31, 2015, the AMG Trilogy Global Equity Fund (Investor Class shares) (the “Fund”) returned 2.1%, outperforming the MSCI World Index (“MSCIWorld”), which returned 1.8%.

Global equity markets experienced a lackluster 2014 in which U.S. Dollar strength diminished the returns from non-U.S. markets. The MSCI All Country World Index (“MSCI ACWI”) had a modestly positive total return of 4.2% for the calendar year and Emerging Market (EM) equities once again underperformed developed market (DM) equities. The MSCI Emerging Markets Index (“MSCI EM”) experienced a loss of 2.2% for calendar year 2014, although it is worth noting that it was up by 5.2% in local currency terms for the year. Non-U.S. developed markets suffered even stronger currency headwinds in 2014, with the MSCI Europe, Australia, Far East Index (“MSCI EAFE”) Index rising by 5.9% in local currency terms while declining by 4.9% in U.S. Dollar terms. Many of the trends that shaped markets over the course of 2014 included the U.S. economy posting solid growth and the unemployment rate falling to 5.8%, according to the Department of Labor as of November 7, 2014. In contrast, economic data from Europe, Japan, China and many other EM nations was generally disappointing throughout the year.

Moving into 2015, the MSCI World and the MSCI EM indices were up respectively by 2.3% and 2.2% through the first quarter, but once again, broad-based strength in the U.S. Dollar in March helped diminish international equity returns for Dollar-based investors. The key currency trend early in the year was broad-based Dollar strength rather than EM currency weakness. Dollar strength helped trigger upward revisions to growth in Europe, while representing a drag on growth for the U.S. and for countries like China that have tied their currency to the U.S. Dollar. By reducing the purchasing power of foreign economies in U.S. Dollar terms, Dollar strength created future headwinds for commodity exporters like Brazil, Russia, Venezuela and other oil exporters.

The relatively broad-based weakness in the U.S. economy in the first quarter resulted in a contraction of GDP at a 0.7% annual rate according to the Bureau of Economic Analysis on May 29, 2015. That partly reflected one-off factors like severe winter weather and port closures and was reinforced by global weakness in EM nations, with economic contraction in major nations like Brazil and Russia along with sluggish growth in China. Fortunately, the global picture was not uniformly weak. Notwithstanding the brewing crisis in Greece, Europe delivered mainly positive economic surprises in the first half. Aggressive quantitative easing by the European Central Bank (ECB) led to a weaker Euro, easier credit conditions and higher stock prices, all of which have positive implications for growth. Japan also posted better-than-expected growth with first quarter real GDP coming in at an impressive annual rate of 3.9%, according to the Japanese Cabinet Office.

Global equity markets ended the second quarter on a sour note in response to the worsening debt crisis in Greece and the sharp selloff in China’s stock market. The People’s Bank of China surprised market participants on the final weekend of June with its fourth interest rate cut since November 2014. The rate cut was in response to the sharp correction in China’s domestic stock market, with the Shanghai Stock Exchange Composite Index having declined by around 20% from its June 12th high. Chinese authorities seemed determined to avoid a hard landing in the economy and added moderate fiscal easing measures to the monetary easing reflected in multiple rounds of rate cuts and multiple reductions in banks’ required reserve ratios (RRRs).

Also in the final days of June, the economic and political crisis in Greece escalated as the nation’s attempts to reach a deal with its creditors broke down and prompted the nation to miss the deadline for repaying its $1.7 billion loan from the International Monetary Fund (IMF).

The third quarter of 2015 was the worst for global equity markets since 2011, as investors continued to have unsettled fears about China’s slowdown, growing risks to corporate earnings, and uncertainty over U.S. Federal Reserve (the Fed) monetary policy. After declining sharply in both August and September, both the MSCI World Index and the MSCI EM Index had declines of 8.5% and 17.9%, respectively, for the quarter and 6.0% and 15.5% for the year-to-date (through September 30, 2015). Notable trends through the third quarter included weakness in commodity prices, with the Bloomberg Commodity Index down 14.5%. That represents the biggest quarterly decline since the fourth quarter of 2008. Weakness in commodity prices put continued downward pressure on commodity-sensitive EM currencies including those of Brazil, Malaysia, Indonesia and South Africa. Adding to investors’ worries, the IMF warned that corporate failures would likely jump in EM nations after a borrowing binge that saw debt of non-financial companies more than quadruple between 2004 and 2014, according to Bloomberg. And in developed markets, corporate bond prices were under pressure from rising defaults linked to the energy sector and the downgrading of growth prospects for EM nations.

Finally, to end the fiscal year, global equity markets were able to stage a much needed rally in October led by cyclical sectors like energy and materials that had been the weakest performers in the year-to-date. Calendar year-to-date through October 31, the MSCI World was back in positive territory with a 1.4% total return in U.S. Dollars, with decent gains in the consumer discretionary, consumer staples and information technology sectors offsetting weakness in the financial, utility and materials sectors. In contrast, the MSCI EM remained down for the calendar year-to-date period by 9.5% in U.S. Dollars, led by pronounced weakness in the financial, materials and utility sectors.

AMG Trilogy Global Equity Fund Portfolio Manager’s Comments (continued)

The recovery of global equity markets in October was probably helped by the Fed’s decision to not raise interest rates at its late-September meeting. That seems to have relieved downward pressure on EM currencies and commodity prices, which had fallen sharply in the previous quarter.

The stabilization of EM currencies and commodity prices in October was also aided by perceptions that China’s economy might be stabilizing in the fourth quarter after the “hard landing” fears mentioned earlier roiled the markets in August and September. Although very few market participants trust China’s official GDP data, which showed a 6.9% gain for the third quarter, a variety of other data suggested stabilization of growth at close to that level, according to the National Bureau of Statistics of China as of October 19, 2015.

China still faces daunting structural challenges to maintaining rapid growth. For example, domestic steel prices fell another 5% in October and are now down 36% for the year. Also, according to the China Iron and Steel Association, steel mill funding costs have continued to rise even though China has cut interest rates many times. But China’s policymakers are clearly trying to stabilize the economy, as indicated by late-October cuts in interest rates and the RRR at banks. That marks the sixth round of rate cuts and the fourth round of RRR cuts since October 2014, and further monetary easing is widely expected.

As EM and China fears have moderated more recently, the outlook for monetary policy in the U.S., Euro Zone and Japan has shifted as well. In the U.S., the October Federal Open Market Committee statement dialed back concerns about market and EM risks and specifically indicated that the Fed will consider whether to hike rates at the December meeting. In contrast, at its October meeting, the ECB signaled more easing ahead, which has pushed 2-year bond yields well into negative territory. The Bank of Japan hedged its bets in October since it refrained from further easing but left open the option for more action in the future if inflation continues to undershoot its 2% target.

The question for the global economy is whether the resilient U.S. and Western European economies, along with policy supports from China, can offset an intensifying credit drag from other EM nations. We think the answer is probably yes, which suggests that we will likely see some modest pickup in global growth and inflation over the next year. With the MSCI World and the MSCI EM indices trading respectively at 16.0 and 11.1 times forward earnings, we do not think valuations are a serious impediment to further global equity market gains over the next year. The risk is that Fed tightening could lead to renewed equity market volatility, along with a stronger Dollar and further weakness in commodity prices. That said, we think major central banks are well aware of global deflation and recession risks and are likely, as a group, to err in the other direction.

PERFORMANCE

During the trailing twelve months, stock selection in the information technology, financial and industrial sectors added relative value, as did an overweight position in the information technology sector. Partially offsetting these positives was the relative underperformance of the Fund’s consumer discretionary, consumer staples, health and utility holdings. An underweight allocation to the consumer staples sector also detracted from relative performance. Geographically, stock selection in continental Europe, Asia ex-Japan and the United Kingdom, as well as an underweight position in Canada, had a positive impact on performance. Partially offsetting these positives was the relative underperformance of holdings in Japan and our exposure to Emerging Markets.

CURRENT PORTFOLIO POSITIONING

With respect to the Fund’s structure, trading and market activity during the period resulted in increased exposure to the financial, information technology, materials, utility and telecommunication services sectors and decreased exposure to the health care, industrial, consumer staples, consumer discretionary and energy sectors. On a regional basis, exposure to Emerging Markets, Asia ex-Japan and Canada increased during the period while exposure to continental Europe and Japan decreased. At the close of the period, the Fund had overweight positions in the information technology, financial, consumer discretionary and energy sectors and underweight positions in the consumer staples, health care, utility, materials, industrial and telecommunication services sectors relative to the MSCI World.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2015 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG Trilogy Global Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Global Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Global Equity Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI World Index (Net) for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy Global Equity Fund and the MSCI World Index (Net) for the same time periods ended October 31, 2015.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG Trilogy Global Equity Fund[2,3,4]

Investor Class	2.12%	7.20%	03/01/12

Service Class	2.66%	6.07%	03/01/11

Institutional Class	2.77%	6.13%	03/01/11

MSCI World Index (Net)[5,6]	1.77%	7.55%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†Date reflects inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2015. All returns are in U.S. dollars ($).

[2]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]  Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

[4]  The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]  The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment, and does not incur expenses.

[6]  All MSCI data is provided ’as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Global Equity Fund Fund Snapshots (unaudited) October 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG Trilogy Global Equity Fund**	MSCI World Index

Financials	23.3%	20.6%

Information Technology	22.4%	14.1%

Consumer Discretionary	13.4%	13.4%

Health Care	10.4%	13.1%

Industrials	9.8%	10.7%

Energy	6.8%	6.7%

Consumer Staples	5.7%	10.3%

Materials	2.9%	4.6%

Telecommunication Services	1.8%	3.4%

Utilities	1.0%	3.1%

Other Assets and Liabilities	2.5%	0.0%

**As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	%of Net Assets

Samsung Electronics Co., Ltd.*	3.0%

JPMorgan Chase & Co.*	3.0

Alphabet, Inc., Class A	2.9

Citigroup, Inc.*	2.5

MasterCard, Inc., Class A*	2.0

Cognizant Technology Solutions Corp., Class A	1.9

Roche Holding AG*	1.9

Union Pacific Corp.	1.9

T. Rowe Price Group, Inc.*	1.8

Juniper Networks, Inc.*	1.8

Top Ten as a Group	22.7%

*Top Ten Holdings as of April 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Global Equity Fund Schedule of Portfolio Investments October 31, 2015

	Shares	Value
Common Stocks - 96.2%

Consumer Discretionary - 13.4%

Amazon.com, Inc. (United States)*	756	$473,180

Bayerische Motoren Werke AG (Germany)	2,900	297,042

Carnival PLC (United States)	8,332	463,721

Cie Financiere Richemont, S.A. (Switzerland)	5,109	438,084

Daimler AG (Germany)	3,617	313,644

The Home Depot, Inc. (United States)	3,343	413,329

Honda Motor Co., Ltd. (Japan)	21,121	698,692

HUGO BOSS AG (Germany)	7,414	762,354

Meritage Homes Corp. (United States)*	6,000	211,560

The Priceline Group, Inc. (United States)*	681	990,337

Ralph Lauren Corp. (United States)	1,983	219,657

Sands China, Ltd. (Macau)	104,100	374,859

Suzuki Motor Corp. (Japan)	4,300	140,797

Tata Motors, Ltd., Sponsored ADR (India)	5,932	175,409

Toyota Motor Corp. (Japan)	4,471	273,913

Urban Outfitters, Inc. (United States)*	33,489	957,785

Viacom, Inc., Class B (United States)	4,450	219,430

Whitbread PLC (United Kingdom)	4,123	314,848

Wyndham Worldwide Corp. (United States)	3,404	276,915

Total Consumer Discretionary		8,015,556

Consumer Staples - 5.7%

Ambev, S.A., ADR (Brazil)	38,296	186,502

Anheuser-Busch InBev N.V. (Belgium)	3,045	363,343

Diageo PLC (United Kingdom)	36,308	1,046,753

Japan Tobacco, Inc. (Japan)	8,400	290,739

Reckitt Benckiser Group PLC (United Kingdom)	4,197	409,585

Sprouts Farmers Market, Inc. (United States)*,1	45,894	935,320

Unilever NV, Dutch Cert (United Kingdom)[1]	3,279	148,269

Total Consumer Staples		3,380,511

Energy - 6.8%

Apache Corp. (United States)	6,203	292,347

BP PLC (United Kingdom)	59,373	352,852

Cabot Oil & Gas Corp. (United States)	14,949	324,543

Cimarex Energy Co. (United States)	2,600	306,956

CNOOC, Ltd. (China)	196,400	221,836

EOG Resources, Inc. (United States)	11,226	963,752

Noble Energy, Inc. (United States)	9,074	325,212

Royal Dutch Shell PLC, A Shares (Netherlands)	11,548	301,486

	Shares	Value
Schlumberger, Ltd. (United States)	9,403	$734,938

TOTAL S.A. (France)	5,062	244,793

Total Energy		4,068,715

Financials - 22.6%

AIA Group, Ltd. (Hong Kong)	67,200	394,016

Allianz SE (Germany)	2,862	501,044

American International Group, Inc. (United States)	7,871	496,345

Ameriprise Financial, Inc. (United States)	3,778	435,830

Banco Bradesco, S.A., ADR (Brazil)[1]	64,863	352,855

Bank of America Corp. (United States)	18,975	318,401

BNP Paribas S.A. (France)	16,010	970,161

Capital One Financial Corp. (United States)	6,891	543,700

Citigroup, Inc. (United States)	27,789	1,477,541

Credit Suisse Group AG (Switzerland)*	42,474	1,059,354

Daiwa Securities Group, Inc. (Japan)	31,600	216,067

HSBC Holdings PLC (United Kingdom)	47,200	368,770

Industrial & Commercial Bank of China, Ltd., Class H (China)	457,700	290,322

Intesa Sanpaolo S.p.A (Italy)	227,772	792,432

JPMorgan Chase & Co. (United States)	27,746	1,782,681

Morgan Stanley (United States)	9,100	300,027

Schroders PLC (United Kingdom)	10,631	487,784

St. James’s Place PLC (United Kingdom)	23,711	351,407

Sumitomo Mitsui Financial Group, Inc. (Japan)	23,050	919,549

T. Rowe Price Group, Inc. (United States)	14,546	1,099,969

Tokio Marine Holdings, Inc. (Japan)	8,600	331,373

Total Financials		13,489,628

Health Care - 10.4%

Agilent Technologies, Inc. (United States)	11,211	423,327

Amgen, Inc. (United States)	6,528	1,032,599

Bayer AG (Germany)	2,356	314,138

Express Scripts Holding Co. (United States)*	9,337	806,530

Gilead Sciences, Inc. (United States)	4,874	527,026

Mettler-Toledo International, Inc. (United States)*	1,150	357,638

Novo Nordisk A/S Class B (Denmark)	6,434	341,668

Perrigo Co. PLC (Ireland)	4,926	777,027

Roche Holding AG (Switzerland)	4,219	1,145,454

Sanofi (France)	4,868	491,064

Total Health Care		6,216,471

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Global Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 9.2%

Adecco, S.A. (Switzerland)*	3,856	$286,637

Bureau Veritas S.A. (France)	10,584	239,049

CK Hutchison Holdings, Ltd. (Hong Kong)	14,909	204,156

Experian PLC (Ireland)	14,028	239,037

Hino Motors, Ltd. (Japan)	11,600	132,740

Koninklijke Philips N.V. (Netherlands)	14,736	397,264

Mitsubishi Electric Corp. (Japan)	27,100	282,239

Prysmian S.p.A. (Italy)	13,114	283,201

Ryanair Holdings PLC, Sponsored ADR (Ireland)	8,439	659,816

Safran, S.A. (France)	2,259	171,580

Union Pacific Corp. (United States)	12,613	1,126,972

United Continental Holdings, Inc. (United States)*	7,195	433,930

United Rentals, Inc. (United States)*	3,789	283,645

Wolseley PLC (Switzerland)	13,271	779,154

Total Industrials		5,519,420

Information Technology - 22.4%

Alphabet, Inc., Class A (United States)*	2,325	1,714,432

Alphabet, Inc., Class C (United States)*	1,110	788,999

Apple, Inc. (United States)	6,103	729,309

Baidu, Inc., Sponsored ADR (China)*	4,257	798,060

Broadcom Corp., Class A (United States)	9,571	491,949

Cognizant Technology Solutions Corp., Class A (United States)*	17,018	1,159,096

Hitachi, Ltd. (Japan)	22,276	128,506

Intuit, Inc. (United States)	3,104	302,423

Juniper Networks, Inc. (United States)	34,904	1,095,637

Keyence Corp. (Japan)	300	156,183

Lenovo Group, Ltd. (China)	134,200	124,690

MasterCard, Inc., Class A (United States)	12,088	1,196,591

Micron Technology, Inc. (United States)*	42,754	708,006

Microsoft Corp. (United States)	10,646	560,405

Samsung Electronics Co., Ltd., GDR (South Korea)	3,031	1,810,929

SanDisk Corp. (United States)	5,700	438,900

SAP SE (Germany)	5,904	465,443

Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	15,454	339,370

Telefonaktiebolaget LM Ericsson, B Shares (Sweden)	39,719	386,566

Total Information Technology		13,395,494

Materials - 2.9%

Akzo Nobel NV (Netherlands)	4,674	330,594

	Shares	Value
Glencore PLC (Switzerland)*	201,881	$348,536

LafargeHolcim, Ltd. (Switzerland)*	6,980	393,077

LyondellBasell Industries N.V., Class A (United States)	3,574	332,060

Methanex Corp. (Canada)	7,800	311,454

Total Materials		1,715,721

Telecommunication Services - 1.8%

Softbank Corp. (Japan)	11,000	616,307

Vodafone Group PLC (United Kingdom)	142,062	467,515

Total Telecommunication Services		1,083,822

Utilities - 1.0%

ITC Holdings Corp. (United States)	8,800	287,936

NRG Energy, Inc. (United States)	23,215	299,241

Total Utilities		587,177

Total Common Stocks (cost $54,293,431)		57,472,515

Warrants - 1.3%

Financials - 0.7%

Housing Development Finance Corp., Ltd., 05/05/16 (Netherlands)*	22,066	422,564

Industrials - 0.6%

Bharti Infratel, Ltd., 06/26/18 (Netherlands)*	47,329	280,661

Bharti Infratel, Ltd., 08/05/19 (Netherlands)*	12,389	73,467

Total Industrials		354,128

Total Warrants (cost $560,252)		776,692

	Principal Amount

Short-Term Investments - 4.1%

Repurchase Agreements - 1.8%[2]

Daiwa Capital Markets America, dated 10/30/15, due 11/02/15, 0.090%, total to be received $1,000,008 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 11/05/15 - 02/01/49, totaling $1,020,000)	$1,000,000	1,000,000

Royal Bank of Scotland PLC, dated 10/30/15, due 11/02/15, 0.070%, total to be received $41,869 (collateralized by various U.S. Government Agency Obligations, 0.074% - 3.375%, 08/15/16 - 08/15/21, totaling $42,706)	41,869	41,869

Total Repurchase Agreements		1,041,869

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Global Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 2.3%[3]

Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.09%	1,388,390	$1,388,390

Total Short-Term Investments (cost $2,430,259)		2,430,259

Value
Total Investments - 101.6% (cost $57,283,942)	$60,679,466

Other Assets, less Liabilities - (1.6)%	(970,626)

Net Assets - 100.0%	$59,708,840

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the 12 months ending October 31, 2015, the AMG Trilogy Emerging Markets Equity Fund (Investor Class shares) (the “Fund”) returned (18.2)%, underperforming the MSCI Emerging Markets Index (“MSCI EM”), which returned (14.5)%.

Global equity markets experienced a lackluster 2014 in which U.S. Dollar strength diminished the returns from non-U.S. markets. The MSCI All Country World Index (“MSCI ACWI”) had a modestly positive total return of 4.2% for the year and Emerging Market (EM) equities once again underperformed developed market (DM) equities. The MSCI EM Index experienced a loss of 2.2% for calendar year 2014, although it is worth noting that it was up by 5.2% in local currency terms for the year. Non-U.S. developed markets suffered even stronger currency headwinds in 2014, with the MSCI Europe, Australia, Far East Index (“MSCI EAFE”) Index rising by 5.9% in local currency terms while declining by 4.9% in U.S. Dollar terms. Many of the trends that shaped markets over the course of 2014 included the U.S. economy posting solid growth and the unemployment rate falling to 5.8%, according to the Department of Labor as of November 7, 2014. In contrast, economic data from Europe, Japan, China and many other EM nations was generally disappointing throughout the year.

Moving into 2015, the MSCI World and the MSCI EM indices were up respectively by 2.3% and 2.2% through the first quarter, but once again, broad-based strength in the U.S. Dollar in March helped diminish international equity returns for Dollar-based investors. The key currency trend early in the year was broad-based Dollar strength rather than EM currency weakness. Dollar strength helped trigger upward revisions to growth in Europe, while representing a drag on growth for the U.S. and for countries like China that have tied their currency to the U.S. Dollar. By reducing the purchasing power of foreign economies in U.S. Dollar terms, Dollar strength created future headwinds for commodity exporters like Brazil, Russia, Venezuela and other oil exporters.

The relatively broad-based weakness in the U.S. economy in the first quarter resulted in a contraction of GDP at a 0.7% annual rate according to the Bureau of Economic Analysis on May 29, 2015. That partly reflected one-off factors like severe winter weather and port closures and was reinforced by global weakness in EM nations, with economic contraction in major nations like Brazil and Russia along with sluggish growth in China. Fortunately, the global picture was not uniformly weak. Notwithstanding the brewing crisis in Greece, Europe delivered mainly positive economic surprises in the first half. Aggressive quantitative easing by the European Central Bank (ECB) led to a weaker Euro, easier credit conditions and higher stock prices, all of which have positive implications for growth. Japan also posted better-than-expected growth with first quarter real GDP coming in at an impressive annual rate of 3.9%, according to the Japanese Cabinet Office.

Global equity markets ended the second quarter on a sour note in response to the worsening debt crisis in Greece and the sharp selloff in China’s stock market. The People’s Bank of China surprised market participants on the final weekend of June with its fourth interest rate cut since November 2014. The rate cut was in response to the sharp correction in China’s domestic stock market, with the Shanghai Stock Exchange Composite Index having declined by around 20% from its June 12th high. Chinese authorities seemed determined to avoid a hard landing in the economy and added moderate fiscal easing measures to the monetary easing reflected in multiple rounds of rate cuts and multiple reductions in banks’ required reserve ratios (RRRs).

Also in the final days of June, the economic and political crisis in Greece escalated as the nation’s attempts to reach a deal with its creditors broke down and prompted the nation to miss the deadline for repaying its $1.7 billion loan from the International Monetary Fund (IMF).

The third quarter of 2015 was the worst for global equity markets since 2011, as investors continued to have unsettled fears about China’s slowdown, growing risks to corporate earnings, and uncertainty over U.S. Federal Reserve (the Fed) monetary policy. After declining sharply in both August and September, both the MSCI World Index and the MSCI EM Index had declines of 8.5% and 17.9%, respectively, for the quarter and 6.0% and 15.5% for the year-to-date (through September 30, 2015). Notable trends through the third quarter included weakness in commodity prices, with the Bloomberg Commodity Index down 14.5%. That represents the biggest quarterly decline since the fourth quarter of 2008. Weakness in commodity prices put continued downward pressure on commodity-sensitive EM currencies including those of Brazil, Malaysia, Indonesia and South Africa. Adding to investors’ worries, the IMF warned that corporate failures would likely jump in EM nations after a borrowing binge that saw debt of non-financial companies more than quadruple between 2004 and 2014, according to Bloomberg. And in developed markets, corporate bond prices were under pressure from rising defaults linked to the energy sector and the downgrading of growth prospects for EM nations.

Finally, to end the fiscal year, global equity markets were able to stage a much needed rally in October led by cyclical sectors like energy and materials that had been the weakest performers in the year-to-date. Calendar year-to-date through October 31, the MSCI World was back in positive territory with a 1.4% total return in U.S. Dollars, with decent gains in the consumer discretionary, consumer staples and information technology sectors offsetting weakness in the financial, utility and materials sectors. In contrast, the MSCI EM

AMG Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

remained down for the calendar year-to-date period by 9.5% in U.S. Dollars, led by pronounced weakness in the financial, materials and utility sectors.

The recovery of global equity markets in October was probably helped by the Fed’s decision to not raise interest rates at its late-September meeting. That seems to have relieved downward pressure on EM currencies and commodity prices, which had fallen sharply in the previous quarter.

The stabilization of EM currencies and commodity prices in October was also aided by perceptions that China’s economy might be stabilizing in the fourth quarter after the “hard landing” fears mentioned earlier roiled the markets in August and September. Although very few market participants trust China’s official GDP data, which showed a 6.9% gain for the third quarter, a variety of other data suggested stabilization of growth at close to that level, according to the National Bureau of Statistics of China as of October 19, 2015.

China still faces daunting structural challenges to maintaining rapid growth. For example, domestic steel prices fell another 5% in October and are now down 36% for the year. Also, according to the China Iron and Steel Association, steel mill funding costs have continued to rise even though China has cut interest rates many times. But China’s policymakers are clearly trying to stabilize the economy, as indicated by late-October cuts in interest rates and the RRR at banks. That marks the sixth round of rate cuts and the fourth round of RRR cuts since October 2014, and further monetary easing is widely expected.

As EM and China fears have moderated more recently, the outlook for monetary policy in the U.S., Euro Zone and Japan has shifted as well. In the U.S., the October Federal Open Market Committee statement dialed back concerns about market and EM risks and specifically indicated that the Fed will consider whether to hike rates at the December meeting. In contrast, the ECB at its

October meeting signaled more easing ahead, which has pushed 2-year bond yields well into negative territory. The Bank of Japan hedged its bets in October since it refrained from further easing but left open the option for more action in the future if inflation continues to undershoot its 2% target.

The question for the global economy is whether the resilient U.S. and Western European economies, along with policy supports from China, can offset an intensifying credit drag from other EM nations. We think the answer is probably yes, which suggests that we will likely see some modest pickup in global growth and inflation over the next year. With the MSCI World and the MSCI EM indices trading respectively at 16.0 and 11.1 times forward earnings, we do not think valuations are a serious impediment to further global equity market gains over the next year. The risk is that Fed tightening could lead to renewed equity market volatility, along with a stronger Dollar and further weakness in commodity prices. That said, we think major central banks are well aware of global deflation and recession risks and are likely, as a group, to err in the other direction.

PERFORMANCE

During the trailing twelve months, stock selection in the material and health care sectors added relative value, as did an underweight position in the energy sector and overweight positions in the information technology and health care sectors. Offsetting these positives was the relative underperformance of the Fund’s industrial, consumer discretionary, consumer staples and financial holdings. Geographically, our holdings in the EMEA region had a positive impact on performance. However this was offset by the relative underperformance of holdings in Asia and Latin America. Within Asia, the majority of underperformance came from our holdings in China.

While relative to the MSCI EM we have remained slightly underweight China, our exposure to China has still been the largest single country exposure within the Fund. That fact, coupled with the fact that fears about China’s slowdown had a material impact on global equities recently, make it worth discussing further. Through the end of May 2015, the MSCI EM was up nearly 6% year-to-date in USD – with much of this driven by strong performance from MSCI China (+22.3%). Since the end of May, however, the MSCI EM has declined nearly 20% with MSCI China down 28.6% (through September). There have been worries of a hard landing in China, about rising U.S. interest rates hurting EM interest-rate spreads and of currency weakness due to slowing EM growth and political instability in some countries.

In China, we think it is justified to worry about the old economy (steel, cement, metals and heavy industry sectors) and excess leverage in certain areas. Overall, lending growth has been extremely high since the global financial crisis and much of that lending has gone to local governments and property investment. This being said, consumer savings in China is very high so there is little risk of a consumer credit problem. In fact, we have seen fairly solid numbers coming out of consumer/ e-commerce and service sectors in China. The difference in the old economy vs. the service economy is evident in region GDP growth rates.

According to Citigroup Global Markets, as of September 30, 2015, the commodity/heavy industry regions in Northeast China (Liaoning, Jilin and Heilongjiang), Shanxi, Hebei, Hainan and Shanghai, together 17.6% of China’s GDP, had only generated 1.3% year over year (yoy) growth in nominal terms which was down by 5.9% in two years. By sector, three key traditional sectors representing roughly 26.9% of China’s GDP activities suffered from negative growth: 1) FAI growth in upstream industries was 2.2% less yoy in August; 2) year-to-date exports contracted by 1.3% yoy, and 3) residential property investment tumbled to -1.1% yoy in August. In contrast to these weak regions, the nominal GDP growth in the coastal region, or 53.8% of China’s GDP, was

AMG Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

+0.8ppt in 12 months to +8.7% yoy growth in the first half of 2015 according to Citigroup.

Services represented nearly 50% of the Chinese economy in 2014 and services accounted for roughly two-thirds of GDP growth in 2014. In 2015 this will be higher according to Bernstein research. Bernstein also comments that since services only required one fifth the amount of electricity as heavy industry to generate a unit of GDP, power demand growth has–not surprisingly–been weak (only +1% yoy in July). Freight volumes are weak too, down 11% yoy in July. However, given that China is consuming roughly 6% less coal this year than it did last year and much of that consumption is occurring in the interior of the country rather than the coast, the reduction in freight volumes isn’t totally surprising according to Bernstein.

The growth in Services is coming in many consumer areas including: eCommerce (nearly +30% yoy growth in gross merchandise value in 3Q), airline passenger volumes (+10.2% yoy growth in 3Q), movie box office (+39.7% yoy growth in 3Q) and 4G mobile subscribers (+255.9% yoy in 3Q) as subscribers upgrade from 3G. The rapid adoption of smartphone technology in China is allowing consumers to save money and time by shopping via eCommerce and as they use different service platforms. China has skipped different generations of technology which means they have been quicker to adopt new business platforms. For example, China leads the world in mobile banking penetration at greater than 60% (UBS).

The Chinese government/central bank has recently implemented additional mini stimulus programs including lower down payments for first time homebuyers, decreased purchase tax on small engine automobile purchases and further interest rate cuts. The cumulative measures seem to be helping stabilize the property market as recent surveys show that prices increased yoy in 16 out of 70 cities. This compares to one year ago when every city had yoy property price declines according to the National Statistics Bureau of China as of November 18, 2015.

The main takeaway is that despite global concerns about China’s overall economy, we continue to find many attractive investment opportunities within the eCommerce, online advertising and consumer discretionary sectors in China.

CURRENT PORTFOLIO POSITIONING

With respect to the Fund’s structure, trading and market activity during the period resulted in increased exposure to the information technology, financial, utility and telecommunication services sectors and decreased exposure to the energy, industrial, consumer discretionary, consumer staples, material and health care sectors. From a regional perspective, exposure to Asia increased in the quarter while exposure to Latin America and Europe, Middle East and Africa

(EMEA) decreased. At the close of the fiscal year, we had overweight positions in the consumer discretionary, information technology, industrial and health care sectors and underweight positions in the telecommunication services, energy, consumer staples and financial sectors relative to the benchmark.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2015 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN

PERFORMANCE

The AMG Trilogy Emerging Markets Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Markets Equity Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI Emerging Markets Index (Net) for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Trilogy Emerging Markets Equity Fund and the MSCI Emerging Markets Index (Net) for the same time periods ended October 31, 2015.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG Trilogy Emerging Markets Equity Fund[2,3,4,5,6]

Investor Class	(18.23)%	(6.54)%	03/01/12

Service Class	(17.82)%	(6.26)%	03/01/11

Institutional Class	(17.80)%	(6.19)%	03/01/11

MSCI Emerging Markets Index (Net)[7,8]	(14.53)%	(3.18)%	03/01/11†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2015. All returns are in U.S. dollars ($).

[2]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]  The Fund is subject to risks associated with investments in mid- and small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

[5]  A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.

[6]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

[7]  The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the MSCI Emerging Markets Index (Net) is unmanaged, is not available for investment, and does not incur expenses.

[8]  All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Emerging Markets Equity Fund Fund Snapshots (unaudited) October 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG Trilogy Emerging Markets Equity Fund**	MSCI Emerging Markets Index

Financials	26.6%	28.8%

Information Technology	25.1%	18.6%

Consumer Discretionary	15.1%	9.5%

Industrials	9.0%	7.2%

Materials	5.9%	6.5%

Consumer Staples	4.5%	8.5%

Health Care	3.7%	2.9%

Energy	3.0%	7.7%

Utilities	2.7%	3.3%

Telecommunication Services	2.0%	7.0%

Other Assets and Liabilities	2.4%	0.0%

**As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Baidu, Inc.*	4.4%

Samsung Electronics Co., Ltd.*	3.4

Taiwan Semiconductor Manufacturing Co., Ltd.*	3.0

Sberbank of Russia	2.6

NetEase, Inc.*	2.3

Alibaba Group Holding, Ltd., Sponsored ADR	2.2

Hon Hai Precision Industry Co., Ltd.*	2.0

Sands China, Ltd.	1.7

Grupo Mexico, S.A.B. de C.V., Series B	1.7

China Petroleum & Chemical Corp.	1.6

Top Ten as a Group	24.9%

*Top Ten Holdings as of April 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Markets Equity Fund Schedule of Portfolio Investments October 31, 2015

	Shares	Value
Common Stocks - 97.0%

Consumer Discretionary - 14.5%

ANTA Sports Products, Ltd. (China)	420,108	$1,175,180

Belle International Holdings, Ltd. (China)	456,000	442,610

Brilliance China Automotive Holdings, Ltd. (Hong Kong)	842,000	1,167,554

Coway Co., Ltd. (South Korea)	6,667	496,714

Dongfeng Motor Group Co., Ltd., Class H (China)	1,096,988	1,574,618

Genting Bhd (Malaysia)	344,866	594,473

Hankook Tire Co., Ltd. (South Korea)	24,927	952,931

Hanon Systems (South Korea)*	13,505	531,062

Hyundai Motor Co. (South Korea)	10,593	1,446,947

Imperial Holdings, Ltd. (South Africa)	86,849	1,130,485

Maruti Suzuki India, Ltd. (India)	7,064	480,765

Multiplus, S.A. (Brazil)	60,722	540,686

Naspers, Ltd., N Shares (South Africa)	8,720	1,273,072

Sands China, Ltd. (Macau)	447,647	1,611,957

Woolworths Holdings, Ltd. (South Africa)	74,105	548,273

Total Consumer Discretionary		13,967,327

Consumer Staples - 4.5%

Ambev, S.A., ADR (Brazil)	160,078	779,580

Gruma S.A.B de CV, Class B (Mexico)	43,300	664,529

Lenta, Ltd., GDR (Russia)*	47,053	353,368

Magnit PJSC, Sponsored GDR (Russia)	34,119	1,548,608

President Chain Store Corp. (Taiwan)	85,485	567,506

Shoprite Holdings, Ltd. (South Africa)	37,276	387,359

Total Consumer Staples		4,300,950

Energy - 3.0%

China Petroleum & Chemical Corp., ADR (China)	22,114	1,593,977

CNOOC, Ltd., Sponsored, ADR (China)	11,776	1,338,696

Total Energy		2,932,673

Financials - 26.6%

AIA Group, Ltd. (Hong Kong)	169,200	992,076

Axis Bank, Ltd. (India)	87,601	634,870

Banco Bradesco, S.A., ADR (Brazil)[1]	220,597	1,200,048

Banco de Chile, ADR (Chile)[1]	16,524	1,048,117

Bancolombia, S.A., Sponsored ADR (Colombia)	26,453	915,803

Bangkok Bank PCL (Thailand)	147,700	693,409

Bank Mandiri Persero Tbk PT (Indonesia)	1,488,093	941,769

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,254,247	959,946

BDO Unibank, Inc. (Philippines)	391,100	847,765

	Shares	Value
CETIP, S.A. - Mercados Organizados (Brazil)	78,882	$697,483

Credicorp, Ltd. (Peru)	9,816	1,110,975

Dongbu Insurance Co., Ltd. (South Korea)	23,430	1,405,070

Emaar Malls Group PJSC (United Arab Emirates)*	1,149,293	980,644

FirstRand, Ltd. (South Africa)	221,997	813,473

Grupo Financiero Banorte, S.A.B. de C.V. (Mexico)	283,800	1,519,357

Housing Development Finance Corp., Ltd. (India)	74,091	1,420,160

ICICI Bank, Ltd., Sponsored ADR (India)	128,639	1,108,868

Industrial & Commercial Bank of China, Ltd., Class H (China)	1,570,412	996,121

Itau Unibanco Holding, S.A., Class H, Sponsored ADR (Brazil)	201,118	1,377,658

Kasikornbank PCL, (Thailand)	210,700	1,020,697

Kasikornbank PCL, NVDR (Thailand)	59,400	287,274

PICC Property & Casualty Co., Ltd., Class H (China)	665,288	1,509,585

Sberbank of Russia, Sponsored ADR (Russia)	411,735	2,514,425

Shinhan Financial Group Co., Ltd. (South Korea)	19,901	759,527

Total Financials		25,755,120

Health Care - 3.7%

Dr. Reddy’s Laboratories, Ltd. (India)	17,445	1,134,225

Life Healthcare Group Holdings, Ltd. (South Africa)	378,527	1,055,066

Richter Gedeon Nyrt (Hungary)	82,251	1,372,028

Total Health Care		3,561,319

Industrials - 9.0%

Alfa S.A.B de CV, Class A (Mexico)	667,700	1,384,086

Alliance Global Group, Inc. (Philippines)	1,796,390	697,244

The Bidvest Group, Ltd. (South Africa)	62,050	1,585,041

CCR, S.A. (Brazil)	165,901	521,378

Embraer, S.A., Sponsored ADR (Brazil)	38,416	1,128,278

Hiwin Technologies Corp. (Taiwan)	82,490	458,856

Hyundai Glovis Co., Ltd. (South Korea)	3,992	686,078

KOC Holding A.S. (Turkey)	306,192	1,382,879

Localiza Rent a Car, S.A. (Brazil)	57,539	387,915

Zhuzhou CSR Times Electric Co., Ltd., Class H (China)	75,000	485,508

Total Industrials		8,717,263

Information Technology - 25.1%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	25,227	2,114,779

Baidu, Inc., Sponsored ADR (China)*	22,943	4,301,124

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 25.1% (continued)

Cielo, S.A. (Brazil)	45,313	$430,154

Delta Electronics, Inc. (Taiwan)	254,720	1,295,147

HCL Technologies, Ltd. (India)	53,919	718,150

Hon Hai Precision Industry Co., Ltd. (Taiwan)	741,619	1,971,268

Infosys, Ltd., Sponsored ADR (India)	82,368	1,495,803

Lenovo Group, Ltd. (China)	824,000	765,609

MediaTek, Inc. (Taiwan)	98,105	765,057

NetEase, Inc., ADR (China)	15,096	2,181,825

Samsung Electronics Co., Ltd. (South Korea)	2,723	3,266,038

SK Hynix, Inc. (South Korea)	28,931	774,258

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	699,632	2,948,018

TOTVS, S.A. (Brazil)	53,620	475,087

Yandex NV, Class A (Russia)*	50,016	805,258

Total Information Technology		24,307,575

Materials - 5.9%

Grupo Mexico, S.A.B. de C.V., Series B (Mexico)	660,094	1,608,894

Korea Zinc Co., Ltd. (South Korea)	3,602	1,496,880

LG Chem, Ltd. (South Korea)	4,928	1,310,065

MMC Norilsk Nickel PJSC, ADR (Russia)	28,323	419,454

UPL, Ltd. (India)	119,576	838,212

Total Materials		5,673,505

Telecommunication Services - 2.0%

Bharti Airtel, Ltd. (India)	161,449	860,583

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	5,642,847	1,107,057

Total Telecommunication Services		1,967,640

Utilities - 2.7%

China Resources Power Holdings Co., Ltd. (Hong Kong)	356,000	805,332

Huaneng Renewables Corp., Ltd., Class H (China)	3,402,000	1,056,500

	Shares	Value

Power Grid Corp. of India, Ltd. (India)	373,869	$735,135

Total Utilities		2,596,967

Total Common Stocks (cost $102,577,490)		93,780,339

Preferred Stocks - 0.6%

Consumer Discretionary - 0.6%

Lojas Americanas, S.A. (Brazil)

(cost $729,035)	142,061	615,534

Warrants - 0.0%#

Consumer Discretionary - 0.0%#

Genting Bhd,12/18/18 (Malaysia)*

(cost $71,304)	142,960	29,451

	Principal Amount

Short-Term Investments - 2.0%

Repurchase Agreements - 0.8%[2]

Daiwa Capital Markets America, dated 10/30/15, due 11/02/15, 0.090%, total to be received $747,404 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 11/05/15 - 02/01/49, totaling $762,346)	$747,398	747,398

	Shares

Other Investment Companies - 1.2%[3]

Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.09%	1,133,530	1,133,530

Total Short-Term Investments (cost $1,880,928)		1,880,928

Total Investments - 99.6% (cost $105,258,757)		96,306,252

Other Assets, less Liabilities - 0.4%		386,852

Net Assets - 100.0%		$96,693,104

The accompanying notes are an integral part of these financial statements.

AMG Trilogy International Small Cap Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the twelve month period ended October 31, 2015, the AMG Trilogy International Small Cap Fund (Investor Class shares) (the “Fund”) returned 0.9%, underperforming the MSCI All Country World Index ex-U.S. Small Cap (MSCI ACWIxUS SC), which returned 1.5%.

Global equity markets experienced a lackluster 2014 in which U.S. Dollar strength diminished the returns from non-U.S. markets. The MSCI All Country World Index (“MSCI ACWI”) had a modestly positive total return of 4.2% for the year and Emerging Market (EM) equities once again underperformed developed market (DM) equities. The MSCI Emerging Markets Index (“MSCI EM”) experienced a loss of 2.2% for calendar year 2014, although it is worth noting that it was up by 5.2% in local currency terms for the year. Non-U.S. developed markets suffered even stronger currency headwinds in 2014, with the MSCI Europe, Australia, Far East Index (“MSCI EAFE”) Index rising by 5.9% in local currency terms while declining by 4.9% in U.S. Dollar terms. Many of the trends that shaped markets over the course of 2014 included the U.S. economy posting solid growth and the unemployment rate falling to 5.8%, according to the Department of Labor as of November 7, 2014. In contrast, economic data from Europe, Japan, China and many other EM nations was generally disappointing throughout the year.

Moving into 2015, the MSCI World and the MSCI EM indices were up respectively by 2.3% and 2.2% through the first quarter, but once again, broad-based strength in the U.S. Dollar in March helped diminish international equity returns for Dollar-based investors. The key currency trend early in the year was broad-based Dollar strength rather than EM currency weakness. Dollar strength helped trigger upward revisions to growth in Europe, while representing a drag on growth for the U.S. and for countries like China that have tied their currency to the U.S. Dollar. By reducing the purchasing power of foreign economies in U.S.

Dollar terms, Dollar strength created future headwinds for commodity exporters like Brazil, Russia, Venezuela and other oil exporters.

The relatively broad-based weakness in the U.S. economy in the first quarter resulted in a contraction of GDP at a 0.7% annual rate according to the Bureau of Economic Analysis on May 29, 2015. That partly reflected one-off factors like severe winter weather and port closures and was reinforced by global weakness in EM nations, with economic contraction in major nations like Brazil and Russia along with sluggish growth in China. Fortunately, the global picture was not uniformly weak. Notwithstanding the brewing crisis in Greece, Europe delivered mainly positive economic surprises in the first half. Aggressive quantitative easing by the European Central Bank (ECB) led to a weaker Euro, easier credit conditions and higher stock prices, all of which have positive implications for growth. Japan also posted better-than-expected growth with first quarter real GDP coming in at an impressive annual rate of 3.9%, according to the Japanese Cabinet Office.

Global equity markets ended the second quarter on a sour note in response to the worsening debt crisis in Greece and the sharp selloff in China’s stock market. The People’s Bank of China surprised market participants on the final weekend of June with its fourth interest rate cut since November 2014. The rate cut was in response to the sharp correction in China’s domestic stock market, with the Shanghai Stock Exchange Composite Index having declined by around 20% from its June 12th high. Chinese authorities seemed determined to avoid a hard landing in the economy and added moderate fiscal easing measures to the monetary easing reflected in multiple rounds of rate cuts and multiple reductions in banks’ required reserve ratios (RRRs).

Also in the final days of June, the economic and political crisis in Greece escalated as the nation’s attempts to reach a deal with its creditors broke down and prompted the nation to miss the deadline for repaying its $1.7 billion loan from the International Monetary Fund (IMF).

The third quarter of 2015 was the worst for global equity markets since 2011, as investors continued to have unsettled fears about China’s slowdown, growing risks to corporate earnings, and uncertainty over U.S. Federal Reserve (the Fed) monetary policy. After declining sharply in both August and September, both the MSCI World Index and the MSCI EM Index had declines of 8.5% and 17.9%, respectively, for the quarter and 6.0% and 15.5% for the year-to-date (through September 30, 2015). Notable trends through the third quarter included weakness in commodity prices, with the Bloomberg Commodity Index down 14.5%. That represents the biggest quarterly decline since the fourth quarter of 2008. Weakness in commodity prices put continued downward pressure on commodity-sensitive EM currencies including those of Brazil, Malaysia, Indonesia and South Africa. Adding to investors’ worries, the IMF warned that corporate failures would likely jump in EM nations after a borrowing binge that saw debt of non-financial companies more than quadruple between 2004 and 2014, according to Bloomberg. And in developed markets, corporate bond prices were under pressure from rising defaults linked to the energy sector and the downgrading of growth prospects for EM nations.

Finally, to end the fiscal year, global equity markets were able to stage a much needed rally in October led by cyclical sectors like energy and materials that had been the weakest performers in the year-to-date. Calendar year-to-date through October 31, the MSCI World was back in positive territory with a 1.4% total return in U.S. Dollars, with decent gains in the consumer discretionary, consumer staples and information technology sectors offsetting weakness in the financial, utility and materials sectors. In contrast, the MSCI EM remained down for the calendar year-to-date

AMG Trilogy International Small Cap Fund Portfolio Manager’s Comments (continued)

period by 9.5% in U.S. Dollars, led by pronounced weakness in the financial, materials and utility sectors.

The recovery of global equity markets in October was probably helped by the Fed’s decision to not raise interest rates at its late-September meeting. That seems to have relieved downward pressure on EM currencies and commodity prices, which had fallen sharply in the previous quarter.

The stabilization of EM currencies and commodity prices in October was also aided by perceptions that China’s economy might be stabilizing in the fourth quarter after the “hard landing” fears mentioned earlier roiled the markets in August and September. Although very few market participants trust China’s official GDP data, which showed a 6.9% gain for the third quarter, a variety of other data suggested stabilization of growth at close to that level, according to the National Bureau of Statistics of China as of October 19, 2015.

China still faces daunting structural challenges to maintaining rapid growth. For example, domestic steel prices fell another 5% in October and are now down 36% for the year. Also, according to the China Iron and Steel Association, steel mill funding costs have continued to rise even though China has cut interest rates many times. But China’s policymakers are clearly trying to stabilize the economy, as indicated by late-October cuts in interest rates and the RRR at banks. That marks the sixth round of rate cuts and the fourth round of RRR cuts since October 2014, and further monetary easing is widely expected.

As EM and China fears have moderated more recently, the outlook for monetary policy in the U.S., Euro Zone and Japan has shifted as well. In the U.S., the October Federal Open Market Committee statement dialed back concerns about market and EM risks and specifically indicated that the Fed will consider whether to hike rates at the December meeting. In contrast, at its October meeting, the ECB signaled more easing ahead, which has pushed 2-year bond yields well into negative territory. The Bank of Japan hedged its bets in October since it refrained from further easing but left open the option for more action in the future if inflation continues to undershoot its 2% target.

The question for the global economy is whether the resilient U.S. and Western European economies, along with policy supports from China, can offset an intensifying credit drag from other EM nations. We think the answer is probably yes, which suggests that we will likely see some modest pickup in global growth and inflation over the next year. With the MSCI World and the MSCI EM indices trading respectively at 16.0 and 11.1 times forward earnings, we do not think valuations are a serious impediment to further global equity market gains over the next year. The risk is that Fed tightening could lead to renewed equity market volatility, along with a stronger Dollar and further weakness in commodity prices. That said, we think major central banks are well aware of global deflation and recession risks and are likely, as a group, to err in the other direction.

PERFORMANCE

During the trailing twelve months, Fund holdings in the material, financial, information technology and energy sectors, as well an underweight allocation in the utility sector, added relative value. Offsetting these positives was the relative underperformance of the Fund’s consumer staples, industrial and health care positions. Geographically, our holdings in continental Europe, Japan, Emerging Markets and Asia ex-Japan helped relative performance, while our holdings in the United Kingdom detracted from relative performance.

CURRENT PORTFOLIO POSITIONING

With respect to the Fund’s structure, exposure to the energy, materials, consumer staples, industrial and information technology sectors increased during the period, while exposure to the financial, health care and consumer discretionary sectors decreased. On a regional basis, exposure to continental Europe, Canada and Asia ex-Japan increased, while exposure to the United Kingdom and Japan decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary, industrial, financial, information technology and material sectors and underweight positions in the health care, telecommunication services, consumer staples, utility and energy sectors relative to the MSCI ACWIxUS SC.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2015 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG Trilogy International Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy International Small Cap Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy International Small Cap Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI All Country (“AC”) World Index ex-U.S Small Cap for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deductions of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy International Small Cap Fund and the MSCI AC World Index ex-U.S. Small Cap (Net) for the same time periods ended October 31, 2015.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG Trilogy International Small Cap Fund[2,3,4,5]

Investor Class	0.90%	2.81%	07/15/11

Service Class	1.33%	2.33%	03/01/11

Institutional Class	1.44%	2.43%	03/01/11

MSCI AC World Index ex-U.S. Small Cap (Net)[6,7]	1.53%	2.64%	03/01/11†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., memner FINRA/SIPC.

†Date reflects inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2015. All returns are in U.S. dollars ($).

[2]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]  Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

[4]  A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.

[5]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]  The MSCI AC World Index ex-U.S. Small Cap covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices (excluding USA), and target approximately 14% of each market’s free-float adjusted market capitalization. Unlike the Fund, the MSCI AC World Index ex-U.S. Small Cap is unmanaged, is not available for investment, and does not incur expenses.

[7]  All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy International Small Cap Fund Fund Snapshots (unaudited) October 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG Trilogy International Small Cap Fund**	MSCI AC World Index ex-U.S. Small Cap
Financials	25.6%	21.6%

Consumer Discretionary	20.0%	17.3%

Industrials	19.6%	20.5%

Information Technology	10.9%	10.3%

Materials	8.0%	9.8%

Consumer Staples	6.3%	6.6%

Energy	5.1%	3.0%

Health Care	1.9%	7.5%

Telecommunication Services	0.0%	1.1%

Utilities	0.0%	2.3%

Other Assets and Liabilities	2.6%	0.0%

**As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
UBISOFT Entertainment*	4.1%
PureCircle, Ltd.*	2.9
Nokian Renkaat OYJ	2.8
Gulliver International Co., Ltd.	2.6
Grand City Properties, S.A.*	2.5
Entertainment One, Ltd.	2.5
Leopalace21 Corp.	2.4
Monex Group, Inc.	2.4
Zumtobel Group AG*	2.4
Tsakos Energy Navigation, Ltd.	2.3

Top Ten as a Group	26.9%

*Top Ten Holdings as of April 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy International Small Cap Fund Schedule of Portfolio Investments October 31, 2015

	Shares	Value
Common Stocks - 97.4%

Consumer Discretionary - 20.0%

Daiichikosho Co., Ltd. (Japan)	10,106	$337,056

Eclat Textile Co., Ltd. (Taiwan)	13,672	201,087

Entertainment One, Ltd. (Canada)	163,926	554,082

Gulliver International Co., Ltd. (Japan)[1]	58,029	584,603

Haseko Corp. (Japan)	36,623	372,353

Man Wah Holdings, Ltd. (Hong Kong)	239,090	273,130

Martinrea International, Inc. (Canada)	39,676	336,500

Nokian Renkaat OYJ (Finland)	17,005	641,541

Stanley Electric Co., Ltd. (Japan)	25,212	481,564

Techtronic Industries Co. (Hong Kong)	111,870	408,961

Tom Tailor Holding AG (Germany)*,1	47,747	316,430

Total Consumer Discretionary		4,507,307

Consumer Staples - 6.3%

Britvic PLC (United Kingdom)	34,318	368,921

Eurocash, S.A. (Poland)	22,044	297,485

Lenta, Ltd., GDR (Russia)*	13,876	104,209

PureCircle, Ltd. (Malaysia)*	94,876	643,544

Total Consumer Staples		1,414,159

Energy - 5.1%

Genel Energy PLC (United Kingdom)*	48,206	190,265

Petrofac, Ltd. (United Kingdom)	32,646	423,588

Tsakos Energy Navigation, Ltd. (Greece)	58,751	526,996

Total Energy		1,140,849

Financials - 25.6%

Aareal Bank AG (Germany)	9,133	347,950

Aozora Bank, Ltd. (Japan)	97,729	357,205

Aurelius AG (Germany)	10,095	449,956

Banca Generali S.p.A. (Italy)	15,624	481,215

Bank of Georgia Holdings PLC (Georgia)	7,600	233,994

BinckBank NV (Netherlands)	54,106	475,938

BUWOG AG (Austria)*	19,934	423,826

Close Brothers Group PLC (United Kingdom)	20,939	471,802

Dongbu Insurance Co., Ltd. (South Korea)	4,008	240,355

Grand City Properties, S.A. (Luxembourg)	28,048	559,737

International Personal Finance PLC (United Kingdom)	74,911	426,612

Leopalace21 Corp. (Japan)*	100,998	538,110

Monex Group, Inc. (Japan)	190,699	536,058

Yes Bank, Ltd. (India)	18,995	219,677

Total Financials		5,762,435

Health Care - 1.9%

STADA Arzneimittel AG (Germany)	11,189	425,655

	Shares	Value

Industrials - 19.6%

Ashtead Group PLC (United Kingdom)	28,964	$445,341

Astaldi S.p.A. (Italy)[1]	31,056	250,160

Chiyoda Corp. (Japan)	55,956	425,594

Cramo OYJ (Finland)	19,183	352,261

Nabtesco Corp. (Japan)	16,154	323,483

Ramirent OYJ (Finland)	61,323	476,604

Speedy Hire PLC (United Kingdom)	909,832	422,363

Tadano, Ltd. (Japan)	42,787	511,110

Voltas, Ltd. (India)	54,155	233,859

Wienerberger AG (Austria)	24,622	453,959

Zumtobel Group AG (Austria)	23,456	533,068

Total Industrials		4,427,802

Information Technology - 10.9%

COOKPAD, Inc. (Japan)[1]	20,719	394,252

Opera Software ASA (Norway)[1]	68,014	424,945

PChome Online, Inc. (Taiwan)	19,389	217,289

Tieto OYJ (Finland)	19,270	494,146

UBISOFT Entertainment (France)*	31,154	933,415

Total Information Technology		2,464,047

Materials - 8.0%

BillerudKorsnas AB (Sweden)	17,909	324,105

Borregaard ASA (Norway)	68,714	366,202

Cementir Holding S.p.A. (Italy)	76,009	424,887

Intertape Polymer Group, Inc. (Canada)	31,010	348,139

Methanex Corp. (Canada)	8,277	330,232

Total Materials		1,793,565

Total Common Stocks
(cost $21,325,008)		21,935,819

The accompanying notes are an integral part of these financial statements.

AMG Trilogy International Small Cap Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 7.8%

Repurchase Agreements - 6.6%[2]

Daiwa Capital Markets America, dated 10/30/15, due 11/02/15, 0.090%, total to be received $1,000,008 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 11/05/15 - 02/01/49, totaling $1,020,000)	$1,000,000	$1,000,000

HSBC Securities USA Inc., dated 10/31/15, due 11/02/15, 0.070%, total to be received $498,320 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 05/01/22 - 10/01/45, totaling $508,284)	498,317	498,317

Total Repurchase Agreements		1,498,317

	Shares	Value

Other Investment Companies - 1.2%[3]

Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.09%	267,548	$267,548

Total Short-Term Investments
(cost $1,765,865)		1,765,865

Total Investments - 105.2%
(cost $23,090,873)		23,701,684

Other Assets, less Liabilities - (5.2)%		(1,182,174)

Net Assets - 100.0%		$22,519,510

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

The inception date of the AMG Trilogy Emerging Wealth Equity Fund is March 19, 2015. Since inception of the Fund through October 31, 2015, the AMG Trilogy Emerging Wealth Equity Fund (Investor Class shares) (the “Fund”) returned (6.6)%, outperforming the MSCI Emerging Markets Index (“MSCI EM”), which returned (10.5)%.

In 2015, the MSCI World and the MSCI EM indices were up respectively by 2.3% and 2.2% through the first quarter, but broad-based strength in the U.S. Dollar in March helped diminish international equity returns for Dollar-based investors. The key currency trend early in the year was broad-based Dollar strength rather than EM currency weakness. Dollar strength helped trigger upward revisions to growth in Europe, while representing a drag on growth for the U.S. and for countries like China that have tied their currency to the U.S. Dollar. By reducing the purchasing power of foreign economies in U.S. Dollar terms, Dollar strength created future headwinds for commodity exporters like Brazil, Russia, Venezuela and other oil exporters.

The relatively broad-based weakness in the U.S. economy in the first quarter resulted in a contraction of GDP at a 0.7% annual rate according to the Bureau of Economic Analysis on May 29, 2015. That partly reflected one-off factors like severe winter weather and port closures and was reinforced by global weakness in EM nations, with economic contraction in major nations like Brazil and Russia along with sluggish growth in China. Fortunately, the global picture was not uniformly weak. Notwithstanding the brewing crisis in Greece, Europe delivered mainly positive economic surprises in the first half. Aggressive quantitative easing by the European Central Bank (ECB) led to a weaker Euro, easier credit conditions and higher stock prices, all of which have positive implications for growth. Japan also posted better-than-expected growth with first quarter real GDP coming in at an impressive annual rate of 3.9%, according to the Japanese Cabinet Office.

Global equity markets ended the second quarter on a sour note in response to the worsening debt crisis in Greece and the sharp selloff in China’s stock market. The People’s Bank of China surprised market participants on the final weekend of June with its fourth interest rate cut since November 2014. The rate cut was in response to the sharp correction in China’s domestic stock market, with the Shanghai Stock Exchange Composite Index having declined by around 20% from its June 12th high. Chinese authorities seemed determined to avoid a hard landing in the economy and added moderate fiscal easing measures to the monetary easing reflected in multiple rounds of rate cuts and multiple reductions in banks’ required reserve ratios (RRRs).

Also in the final days of June, the economic and political crisis in Greece escalated as the nation’s attempts to reach a deal with its creditors broke down and prompted the nation to miss the deadline for repaying its $1.7 billion loan from the International Monetary Fund (IMF).

The third quarter of 2015 was the worst for global equity markets since 2011, as investors continued to have unsettled fears about China’s slowdown, growing risks to corporate earnings, and uncertainty over U.S. Federal Reserve (the Fed) monetary policy. After declining sharply in both August and September, both the MSCI World Index and the MSCI EM Index had declines of 8.5% and 17.9%, respectively, for the quarter and 6.0% and 15.5% for the year-to-date (through September 30, 2015). Notable trends through the third quarter included weakness in commodity prices, with the Bloomberg Commodity Index down 14.5%. That represents the biggest quarterly decline since the fourth quarter of 2008. Weakness in commodity prices put continued downward pressure on commodity-sensitive EM currencies including those of Brazil, Malaysia, Indonesia and South Africa. Adding to investors’ worries, the IMF warned that corporate failures would likely jump in EM nations after a borrowing binge that saw debt of non-financial companies more than quadruple from between 2004 and 2014, according to Bloomberg. And in developed markets, corporate bond prices were under pressure from rising defaults linked to the energy sector and the downgrading of growth prospects for EM nations.

Finally, to end the fiscal year, global equity markets were able to stage a much needed rally in October led by cyclical sectors like energy and materials that had been the weakest performers in the year-to-date. Calendar year-to-date through October 31, the MSCI World was back in positive territory with a 1.4% total return in U.S. Dollars, with decent gains in the consumer discretionary, consumer staples and information technology sectors offsetting weakness in the financial, utility and materials sectors. In contrast, the MSCI EM remained down for the calendar year-to-date period by 9.5% in U.S. Dollars, led by pronounced weakness in the financial, materials and utility sectors.

The recovery of global equity markets in October was probably helped by the Fed’s decision to not raise interest rates at its late-September meeting. That seems to have relieved downward pressure on EM currencies and commodity prices, which had fallen sharply in the previous quarter.

The stabilization of EM currencies and commodity prices in October was also aided by perceptions that China’s economy might be stabilizing in the fourth quarter after the “hard landing” fears mentioned earlier roiled the markets in August and September. Although very few market participants trust China’s official GDP data, which showed a 6.9% gain for the third quarter, a variety of other data suggested stabilization of growth at close to that level, according to the National Bureau of Statistics of China as of October 19, 2015.

China still faces daunting structural challenges to maintaining rapid growth. For example, domestic steel prices fell another 5% in October and are now down 36% for the year. Also, according to the China Iron and Steel Association, steel mill funding costs have continued to rise even though China has cut interest rates many times. But China’s policymakers are clearly trying to stabilize the economy, as indicated by late-October cuts in interest rates and the RRR at banks. That marks the sixth round of rate cuts and the fourth round of RRR cuts since October 2014, and further monetary easing is widely expected.

As EM and China fears have moderated more recently, the outlook for monetary policy in the U.S., Euro Zone and Japan has shifted as well. In the U.S., the October Federal Open Market Committee statement dialed back concerns about

AMG Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

market and EM risks and specifically indicated that the Fed will consider whether to hike rates at the December meeting. In contrast, the ECB at its October meeting signaled more easing ahead, which has pushed 2-year bond yields well into negative territory. The Bank of Japan hedged its bets in October since it refrained from further easing but left open the option for more action in the future if inflation continues to undershoot its 2% target.

The question for the global economy is whether the resilient U.S. and Western European economies, along with policy supports from China, can offset an intensifying credit drag from other EM nations. We think the answer is probably yes, which suggests that we will likely see some modest pickup in global growth and inflation over the next year. With the MSCI World and the MSCI EM indices trading respectively at 16.0 and 11.1 times forward earnings, we do not think valuations are a serious impediment to further global equity market gains over the next year. The risk is that Fed tightening could lead to renewed equity market volatility, along with a stronger Dollar and further weakness in commodity prices. That said, we think major central banks are well aware of global deflation and recession risks and are likely, as a group, to err in the other direction.

PERFORMANCE

During the seven months since the Fund’s inception, stock selection in the information technology, financial, consumer discretionary, health care and energy sectors added relative value, as did underweight positions in the financial and telecommunication services sectors and overweight positions in the information technology, consumer discretionary and health care sectors. Partially offsetting these positives was the relative underperformance of the Fund’s industrial holdings. Geographically, our holdings in developed markets, namely the United States, Germany, France and Switzerland, had a positive impact on performance, while our holdings in South Korea and China partially detracted from relative gains.

CURRENT PORTFOLIO POSITIONING

With respect to the Fund’s structure, trading and market activity during the period resulted in increased exposure to the information technology, financial and consumer discretionary sectors and decreased exposure to the energy, industrial, consumer discretionary, health care and consumer staples sectors. From a regional perspective, exposure to developed markets increased in the quarter while exposure Emerging Markets decreased. At the close of the fiscal year, we had overweight positions in the consumer discretionary, information technology, industrial and health care sectors and underweight positions in the financial, telecommunication services, energy, material, utility and consumer staples sectors relative to the benchmark.

Our position with respect to our allocation to EM equities has not changed materially. Fundamentals continue to be challenged and revisions continue to be negative. EM return on equity (“ROE”) is below DM for the first time since 2001. Trailing earnings growth in EM has been below DM since 2011. EM earnings revisions are negative in 90% of the countries and all EM sectors. Credit default swap (“CDS”) spreads have increased in all countries with the largest increase being Brazil. EM equity valuations are below the historical average with the EM-DM trailing earnings yield gap at 2.4%, compared to the average of 1.7% going back to 1995. EM equities are still not at a one standard deviation cheap relative to developed equities (above 3.0% yield gap). On a positive note, although valuation overall is not compelling, we are beginning to see quality franchises more attractively priced. The fourth quarter is likely to be volatile as EM outflows which have been negative for 14 consecutive weeks continue. We do note that investors have been selling both DM companies with exposure to EM and EM companies, so we are seeing opportunities in both regions. In summary, while we believe the period ahead will be volatile, we are encouraged by the opportunities that are becoming available on a stock-by-stock basis for longer-term oriented investors.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2015 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Emerging Wealth Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Markets Equity Fund’s Service Class on March 19, 2015, to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the total returns for the AMG Trilogy Emerging Wealth Equity Fund and the MSCI Emerging Markets Index (Net) for the time from inception to October 31, 2015.

Total Returns[1]	Since Inception	Inception Date

AMG Trilogy Emerging Wealth Equity Fund[2,3,4,5,6]

Investor Class	(6.60)%	03/19/15

Service Class	(6.60)%	03/19/15

Institutional Class	(6.50)%	03/19/15

MSCI Emerging Markets Index (Net)[7,8]	(10.48)%	03/19/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2015. All returns are in U.S. dollars ($).

[2]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets

[3]  The Fund is subject to risks associated with investments in mid- and small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

[5]  A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.

[6]  Investing in initial public offerings (IPOs) is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[7]  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment, and does not incur expenses.

[8]  All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Emerging Wealth Equity Fund Fund Snapshots (unaudited) October 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG Trilogy Emerging Wealth Equity Fund**	MSCI Emerging Markets Index
Information Technology	32.9%	18.6%

Consumer Discretionary	26.4%	9.5%

Financials	12.0%	28.8%

Industrials	7.6%	7.2%

Consumer Staples	7.1%	8.5%

Health Care	6.9%	2.9%

Energy	2.4%	7.7%

Materials	0.0%	6.5%

Telecommunication Services	0.0%	7.0%

Utilities	0.0%	3.3%

Other Assets and Liabilities	4.7%	0.0%

**As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Baidu, Inc.*	4.9%

Citigroup, Inc.*	4.4

Lenovo Group, Ltd.*	4.4

Yum! Brands, Inc.*	4.4

Cisco Systems, Inc.*	3.5

Sands China, Ltd.*	3.5

Naspers, Ltd., N Shares	3.5

QUALCOMM, Inc.	3.3

Infineon Technologies AG	3.2

Alphabet, Inc., Class A	3.2

Top Ten as a Group	38.3%

*Top Ten Holdings as of April 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments October 31, 2015

	Shares	Value
Common Stocks - 94.3%

Consumer Discretionary - 25.4%

adidas AG (Germany)	2,005	$179,685

Belle International Holdings, Ltd. (China)	553,000	536,762

BorgWarner, Inc. (United States)	6,712	287,408

Cie Financiere Richemont, S.A. (Switzerland)	537	46,046

Dongfeng Motor Group Co., Ltd., Class H (China)	586,000	841,145

Hermes International (France)	491	188,862

Imperial Holdings, Ltd. (South Africa)	29,127	379,137

LVMH Moet Hennessy Louis Vuitton SE (France)	2,429	452,203

Naspers, Ltd., N Shares (South Africa)	7,145	1,043,131

NIKE, Inc., Class B (United States)	1,409	184,621

The Priceline Group, Inc. (United States)*	519	754,751

Sands China, Ltd. (Macau)	290,400	1,045,717

Suzuki Motor Corp. (Japan)	7,400	242,302

Tata Motors, Ltd., Sponsored ADR (India)	6,190	183,038

Yum! Brands, Inc. (United States)	18,711	1,326,797

Total Consumer Discretionary		7,691,605

Consumer Staples - 7.1%

Ambev, S.A., ADR (Brazil)	54,801	266,881

The Estee Lauder Cos., Inc., Class A (United States)	7,262	584,301

Gruma S.A.B de CV, Class B (Mexico)	11,500	176,491

Lenta, Ltd., GDR (Russia)*	31,831	239,051

Magnit PJSC, Sponsored GDR (Russia)	11,765	533,995

Nestle, S.A. (Switzerland)	3,773	288,159

Shoprite Holdings, Ltd. (South Africa)	5,739	59,638

Total Consumer Staples		2,148,516

Energy - 2.4%

Halliburton Co. (United States)	1,964	75,378

Schlumberger, Ltd. (United States)	8,503	664,595

Total Energy		739,973

Financials - 12.0%

AIA Group, Ltd. (Hong Kong)	55,800	327,174

Banco Bradesco, S.A., ADR (Brazil)	50,337	273,833

Bank Mandiri Persero Tbk PT (Indonesia)	333,300	210,936

Citigroup, Inc. (United States)	25,205	1,340,150

Housing Development Finance Corp., Ltd. (India)	3,800	72,838

ICICI Bank, Ltd., Sponsored ADR (India)	64,777	558,378

	Shares	Value

Kasikornbank PCL, NVDR (Thailand)	35,600	$172,171

Sberbank of Russia, Sponsored ADR (Russia)	110,113	672,449

Total Financials		3,627,929

Health Care - 6.9%

Agilent Technologies, Inc. (United States)	14,861	561,151

Aspen Pharmacare Holdings, Ltd. (South Africa)*	1,981	44,491

Fresenius SE & Co. KGaA (Germany)	1,616	118,748

Novo Nordisk A/S Class B (Denmark)	7,979	423,713

Roche Holding AG (Switzerland)	2,007	544,898

Sanofi (France)	3,750	378,285

Total Health Care		2,071,286

Industrials - 7.6%

3M Co. (United States)	1,186	186,451

The Bidvest Group, Ltd. (South Africa)	16,908	431,908

FANUC Corp. (Japan)	1,300	229,374

Hino Motors, Ltd. (Japan)	31,900	365,035

Hyundai Glovis Co., Ltd. (South Korea)	340	58,434

Kansas City Southern (United States)	7,560	625,666

Localiza Rent a Car, S.A. (Brazil)	25,003	168,565

Mitsubishi Electric Corp. (Japan)	21,000	218,710

Total Industrials		2,284,143

Information Technology - 32.9%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	3,787	317,464

Alphabet, Inc., Class A (United States)*	1,320	973,355

Alphabet, Inc., Class C (United States)*	181	128,657

Baidu, Inc., Sponsored ADR (China)*	7,915	1,483,825

Cielo, S.A. (Brazil)	10,000	94,929

Cisco Systems, Inc. (United States)	37,154	1,071,893

Infineon Technologies AG (Germany)	79,686	981,566

Lenovo Group, Ltd. (China)	1,428,000	1,326,807

MasterCard, Inc., Class A (United States)	8,554	846,760

MercadoLibre, Inc. (Argentina)	627	61,678

Microsoft Corp. (United States)	13,342	702,323

QUALCOMM, Inc. (United States)	16,547	983,223

Samsung Electronics Co., Ltd., GDR (South Korea)	610	364,456

Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	18,139	398,332

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 32.9% (continued)

Yandex NV, Class A (Russia)*	12,493	$201,137

Total Information Technology		9,936,405

Total Common Stocks
(cost $29,734,781)		28,499,857

Preferred Stocks - 1.0%

Consumer Discretionary - 1.0%

Lojas Americanas, S.A. (Brazil)	73,381	317,952
(cost $378,937)

	Shares	Value

Other Investment Companies - 3.8%[3]

Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.09%
(cost $1,147,906)	1,147,906	$1,147,906

Total Investments - 99.1%
(cost $31,261,624)		29,965,715

Other Assets, less Liabilities - 0.9%		257,131

Net Assets - 100.0%		$30,222,846

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2015, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Trilogy Global Equity Fund	$57,479,731	$8,672,446	$(5,472,711)	$3,199,735
AMG Trilogy Emerging Markets Equity Fund	106,991,922	8,801,789	(19,487,459)	(10,685,670)
AMG Trilogy International Small Cap Fund	23,109,966	3,567,606	(2,975,888)	591,718
AMG Trilogy Emerging Wealth Equity Fund	31,289,270	1,211,662	(2,535,217)	(1,323,555)
*	Non-income producing security.

#	Rounds to less than 0.1%.

[1]	Some or all of these shares were out on loan to various brokers as of October 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Trilogy Global Equity Fund	$984,518	1.6%
AMG Trilogy Emerging Markets Equity Fund	703,413	0.7%
AMG Trilogy International Small Cap Fund	1,420,240	6.3%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the October 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	AMG Trilogy Global Equity Fund†	MSCI World Index††

Australia	0.0%	2.4%

Austria	0.0%	0.1%

Belgium	0.6%	0.5%

Brazil	1.0%	0.0%

Canada	0.5%	3.2%

China	2.5%	0.0%

Denmark	0.6%	0.6%

Finland	0.0%	0.3%

France	3.6%	3.9%

Germany	4.6%	3.5%

Hong Kong	1.0%	1.2%

India	0.3%	0.0%

Ireland	2.9%	0.1%

Israel	0.0%	0.2%

Italy	1.8%	0.9%

Japan	7.2%	8.8%

Macau	0.6%	0.0%

Netherlands	3.1%	1.1%

New Zealand	0.0%	0.1%

Norway	0.0%	0.2%

Portugal	0.0%	0.1%

Singapore	0.0%	0.5%

South Korea	3.1%	0.0%

Spain	0.0%	1.3%

Sweden	0.7%	1.1%

Switzerland	7.6%	3.6%

Taiwan	0.6%	0.0%

United Kingdom	6.8%	7.7%

United States	50.9%	58.6%

	100.0%	100.0%

† As a percentage of long-term investments on October 31, 2015.

†† Unaudited.

Country	AMG Trilogy Emerging Markets Equity Fund†	MSCI Emerging Markets Index††

Brazil	8.6%	5.9%

Chile	1.1%	1.3%

China	20.7%	23.8%

Colombia	1.0%	0.5%

Czech Republic	0.0%	0.2%

Egypt	0.0%	0.2%

Greece	0.0%	0.3%

Hong Kong	3.1%	0.0%

Hungary	1.5%	0.2%

India	10.0%	8.5%

Indonesia	3.2%	2.3%

Macau	1.7%	0.0%

Malaysia	0.7%	3.1%

Mexico	5.5%	4.8%

Peru	1.2%	0.4%

Philippines	1.6%	1.4%

Poland	0.0%	1.4%

Russia	6.0%	3.7%

South Africa	7.2%	7.9%

South Korea	13.9%	0.0%

Taiwan	8.4%	12.4%

Thailand	2.1%	2.2%

Turkey	1.5%	1.5%

United Arab Emirates	1.0%	0.0%

Supranational & Other	0.0%	18.0%

	100.0%	100.0%

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	AMG Trilogy International Small Cap Fund†	MSCI ACWI ex-U.S. Small Cap††
Australia	0.0%	4.0%
Austria	6.4%	0.7%
Belgium	0.0%	1.2%
Brazil	0.0%	0.5%
Canada	7.2%	6.6%
Chile	0.0%	0.2%
China	0.0%	4.7%
Denmark	0.0%	1.4%
Egypt	0.0%	0.2%
Finland	9.0%	1.0%
France	4.3%	3.0%
Georgia	1.1%	0.0%
Germany	7.0%	4.2%
Greece	2.4%	0.2%
Hong Kong	3.1%	1.9%
India	2.1%	2.4%
Indonesia	0.0%	0.5%
Ireland	0.0%	0.9%
Israel	0.0%	0.8%
Italy	5.3%	2.9%
Japan	22.2%	21.6%
Luxembourg	2.5%	0.0%
Malaysia	2.9%	0.8%
Mexico	0.0%	0.6%
Netherlands	2.2%	1.2%
New Zealand	0.0%	0.7%
Norway	3.6%	1.2%
Peru	0.0%	0.0%	#
Philippines	0.0%	0.3%
Poland	1.4%	0.2%
Portugal	0.0%	0.3%
Russia	0.4%	0.1%
Singapore	0.0%	1.4%
South Africa	0.0%	1.2%
South Korea	1.1%	0.0%
Spain	0.0%	1.7%
Sweden	1.4%	3.4%
Switzerland	0.0%	3.2%
Taiwan	1.9%	3.7%
Thailand	0.0%	0.8%
Turkey	0.0%	0.3%
United Kingdom	12.5%	15.5%
Supranational & Other	0.0%	4.5%

	100.0%	100.0%

† As a percentage of long-term investments on October 31, 2015.

†† Unaudited.

# Rounds to less than 0.1%.

Country	AMG Trilogy Emerging Wealth Equity Fund†	MSCI Emerging Markets Index††
Argentina	0.2%	0.0%
Brazil	3.9%	5.9%
Chile	0.0%	1.3%
China	15.7%	23.8%
Colombia	0.0%	0.5%
Czech Republic	0.0%	0.2%
Denmark	1.5%	0.0%
Egypt	0.0%	0.2%
France	3.5%	0.0%
Germany	4.4%	0.0%
Greece	0.0%	0.3%
Hong Kong	1.1%	0.0%
Hungary	0.0%	0.2%
India	2.8%	8.5%
Indonesia	0.7%	2.3%
Japan	3.7%	0.0%
Macau	3.6%	0.0%
Malaysia	0.0%	3.1%
Mexico	0.6%	4.8%
Peru	0.0%	0.4%
Philippines	0.0%	1.4%
Poland	0.0%	1.4%
Russia	5.7%	3.7%
South Africa	6.8%	7.9%
South Korea	1.5%	0.0%
Switzerland	3.1%	0.0%
Taiwan	1.4%	12.4%
Thailand	0.6%	2.2%
Turkey	0.0%	1.5%
United States	39.2%	0.0%
Supranational & Other	0.0%	18.0%

	100.0%	100.0%

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of October 31, 2015: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy Global Equity Fund
Investments in Securities

Common Stocks

Financials	$6,807,349	$6,682,279	—	$13,489,628

Information Technology	10,323,177	3,072,317	—	13,395,494

Consumer Discretionary	3,937,602	4,077,954	—	8,015,556

Health Care	3,924,147	2,292,324	—	6,216,471

Industrials	2,504,363	3,015,057	—	5,519,420

Energy	2,947,748	1,120,967	—	4,068,715

Consumer Staples	1,270,091	2,110,420	—	3,380,511

Materials	643,514	1,072,207	—	1,715,721

Telecommunication Services	—	1,083,822	—	1,083,822

Utilities	587,177	—	—	587,177

Warrants†	—	776,692	—	776,692

Short-Term Investments

Repurchase Agreements	—	1,041,869	—	1,041,869

Other Investment Companies	1,388,390	—	—	1,388,390

Total Investments in Securities	$34,333,558	$26,345,908	—	$60,679,466

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy Emerging Markets Equity Fund
Investments in Securities

Common Stocks

Financials	$8,978,309	$16,776,811	—	$25,755,120

Information Technology	11,804,030	12,503,545	—	24,307,575

Consumer Discretionary	540,686	13,426,641	—	13,967,327

Industrials	3,421,657	5,295,606	—	8,717,263

Materials	1,608,894	4,064,611	—	5,673,505

Consumer Staples	1,797,477	2,503,473	—	4,300,950

Health Care	—	3,561,319	—	3,561,319

Energy	2,932,673	—	—	2,932,673

Utilities	—	2,596,967	—	2,596,967

Telecommunication Services	—	1,967,640	—	1,967,640

Preferred Stocks††	615,534	—	—	615,534

Warrants†	29,451	—	—	29,451

Short-Term Investments

Repurchase Agreements	—	747,398	—	747,398

Other Investment Companies	1,133,530	—	—	1,133,530

Total Investments in Securities	$32,862,241	$63,444,011	—	$96,306,252

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy International Small Cap Fund
Investments in Securities

Common Stocks

Financials	—	$5,762,435	—	$5,762,435

Consumer Discretionary	$336,500	4,170,807	—	4,507,307

Industrials	—	4,427,802	—	4,427,802

Information Technology	—	2,464,047	—	2,464,047

Materials	678,371	1,115,194	—	1,793,565

Consumer Staples	747,753	666,406	—	1,414,159

Energy	526,996	613,853	—	1,140,849

Health Care	—	425,655	—	425,655

Short-Term Investments

Repurchase Agreements	—	1,498,317	—	1,498,317

Other Investment Companies	267,548	—	—	267,548

Total Investments in Securities	$2,557,168	$21,144,516	—	$23,701,684

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy Emerging Wealth Equity Fund
Investments in Securities

Common Stocks

Information Technology	$7,263,576	$2,672,829	—	$9,936,405

Consumer Discretionary	2,736,615	4,954,990	—	7,691,605

Financials	2,172,361	1,455,568	—	3,627,929

Industrials	980,682	1,303,461	—	2,284,143

Consumer Staples	1,266,724	881,792	—	2,148,516

Health Care	605,642	1,465,644	—	2,071,286

Energy	739,973	—	—	739,973

Preferred Stocks††	317,952	—	—	317,952

Other Investment Companies	1,147,906	—	—	1,147,906

Total Investments in Securities	$17,231,431	$12,734,284	—	$29,965,715

†	All warrants held in the AMG Trilogy Global Equity Fund are Level 2 securities and all warrants held in the AMG Trilogy Emerging Markets Equity Fund are Level 1 securities. For a detailed breakout of the warrants by major industry classification, please refer to the respective Schedule of Portfolio Investments

††	All preferred stocks held in AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund are Level 1 securities. For a detailed breakout of the preferred stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

As of October 31, 2015, the AMG Trilogy Emerging Wealth Equity Fund had no transfers between levels from the beginning of the period.

As of October 31, 2015, the following Funds had transfers between Level 1 and Level 2 as follows:

AMG Trilogy Global Equity Fund	Transfer into Level 1[1]	Transfer out of Level 1	Transfer into Level 2	Transfer out of Level 2[1]

Assets:
Common Stocks	$149,375	—	—	$(149,375)

AMG Trilogy Emerging Markets Equity Fund	Transfer into Level 1	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2

Assets:
Common Stocks	—	$(1,685,099)	$1,685,099	—

AMG Trilogy International Small Cap Fund	Transfer into Level 1	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2

Assets:
Common Stocks	—	$(967,059)	$967,059	—

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to the Financial Statements)

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank and GDR (Global Depositary Receipt) are comparable, but foreign securities are held on deposit in a non-U.S. bank. The values of the ADR/GDR securities are determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

NVDR: NVDR after the name of a holding stands for Non-Voting Depository Receipt. Investors receive the same financial benefits as those who invest in the company’s ordinary shares but without the involvement in company decision-making.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities October 31, 2015

	Trilogy Global Equity Fund	Trilogy Emerging Markets Equity Fund	Trilogy International Small Cap Fund	Trilogy Emerging Wealth Equity Fund

Assets:

Investments at value* (including securities on loan valued at $984,518, $703,413, $1,420,240 and $0, respectively)	$60,679,466	$96,306,252	$23,701,684	$29,965,715

Foreign currency**	104,109	692,244	65,786	61,645

Receivable for investments sold	700,503	862,159	238,081	724,252

Dividends, interest and other receivables	147,705	17,665	63,333	29,161

Receivable for Fund shares sold	10,008	48	357	3,721

Receivable from affiliate	—	747	13,659	18,120

Prepaid expenses	8,912	9,232	10,458	14,276

Total assets	61,650,703	97,888,347	24,093,358	30,816,890

Liabilities:

Payable for investments purchased	788,684	300,661	—	527,511

Payable upon return of securities loaned	1,041,869	747,398	1,498,317	—

Payable for Fund shares repurchased	21,596	15	5,192	7,228

Payable for foreign capital gains tax	—	8,796	1,392	915

Accrued expenses:

Investment advisory and management fees	22,274	56,768	19,153	17,457

Shareholder servicing fees - Investor Class	8	12	29	—

Shareholder servicing fees - Service Class	5,992	—	1,054	2,555

Distribution fees - Investor Class	8	12	29	2

Professional fees	32,871	33,840	31,932	25,645

Custodian	13,533	40,921	8,872	5,041

Trustees fees and expenses	365	1,034	73	47

Other	14,663	5,786	7,805	7,643

Total liabilities	1,941,863	1,195,243	1,573,848	594,044

Net Assets	$59,708,840	$96,693,104	$22,519,510	$30,222,846

* Investments at cost	$57,283,942	$105,258,757	$23,090,873	$31,261,624

** Foreign currency at cost	$107,803	$696,282	$66,334	$61,875

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Trilogy Global Equity Fund	AMG Trilogy Emerging Markets Equity Fund	AMG Trilogy International Small Cap Fund	AMG Trilogy Emerging Wealth Equity Fund

Net Assets Represent:

Paid-in capital	$50,254,927	$115,087,095	$21,280,419	$31,907,505

Undistributed net investment income	604,033	865,676	121,297	63,146

Accumulated net realized gain (loss) from investments and foreign currency transactions	5,463,546	(10,296,924)	509,965	(450,631)

Net unrealized appreciation (depreciation) of investments and foreign currency translations	3,386,334	(8,962,743)	607,829	(1,297,174)

Net Assets	$59,708,840	$96,693,104	$22,519,510	$30,222,846

Investor Class:

Net Assets	$39,200	$56,631	$136,419	$9,341

Shares outstanding	3,559	7,836	13,916	1,000

Net asset value, offering and redemption price per share	$11.01	$7.23	$9.80	$9.34

Service Class:

Net Assets	$48,134,343	$1,202,956	$11,249,837	$22,431,548

Shares outstanding	4,389,092	167,211	1,137,099	2,400,756

Net asset value, offering and redemption price per share	$10.97	$7.19	$9.89	$9.34

Institutional Class:

Net Assets	$11,535,297	$95,433,517	$11,133,254	$7,781,957

Shares outstanding	1,053,776	13,259,982	1,123,036	832,086

Net asset value, offering and redemption price per share	$10.95	$7.20	$9.91	$9.35

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended October 31, 2015

	AMG Trilogy Global Equity Fund	AMG Trilogy Emerging Markets Equity Fund	AMG Trilogy International Small Cap Fund	AMG Trilogy Emerging Wealth Equity Fund*
Investment Income:

Dividend income	$1,309,317	$2,588,476	$424,728	$316,010

Securities lending income	4,867	15,944	26,218	70

Interest income	290	109	—	—

Foreign withholding tax	(82,616)	(293,956)	(43,259)	(19,679)

Total investment income	1,231,858	2,310,573	407,687	296,401

Expenses:

Investment advisory and management fees	294,918	779,697	229,525	118,459

Shareholder servicing fees - Investor Class	124	193	353	3

Shareholder servicing fees - Service Class	53,834	12,133	12,206	15,022

Distribution fees - Investor Class	124	193	353	22

Custodian	43,900	126,268	30,805	16,454

Professional fees	44,596	64,063	41,511	29,786

Transfer agent	31,272	6,783	7,895	8,459

Registration fees	40,998	45,590	38,920	41,582

Reports to shareholders	13,455	13,286	11,016	16,392

Trustees fees and expenses	3,771	6,365	1,077	526

Miscellaneous	2,545	4,756	1,921	1,012

Total expenses before offsets	529,537	1,059,327	375,582	247,717

Expense reimbursements	—	—	(110,083)	(54,981)

Expense reductions	(1,652)	—	—	—

Net expenses	527,885	1,059,327	265,499	192,736

Net investment income	703,973	1,251,246	142,188	103,665

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	5,679,891	(7,879,961)	573,910	(450,631)

Net realized loss on foreign currency transactions	(12,699)	(141,313)[1]	(18,370)	(40,528)

Net change in unrealized appreciation (depreciation) of investments	(4,240,792)	(15,879,532)	(400,494)	(1,295,909)

Net change in unrealized appreciation (depreciation) on foreign currency translations	(3,746)	93,250	(495)	(1,265)

Net realized and unrealized gain (loss)	1,422,654	(23,807,556)	154,551	(1,788,333)

Net increase (decrease) in net assets resulting from operations	$2,126,627	$(22,556,310)	$296,739	$(1,684,668)

*	Commencement of operations was on March 20, 2015.
[1]	Net of foreign capital gain taxes of $53,909.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended October 31,

	AMG Trilogy Global Equity Fund		AMG Trilogy Emerging Markets Equity Fund
	2015	2014	2015	2014

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$703,973	$1,026,703	$1,251,246	$2,019,341

Net realized gain (loss) on investments and foreign currency transactions	5,667,192	4,343,705	(8,021,274)	(537,213)

Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(4,244,538)	(2,142,859)	(15,786,282)	2,078,360

Net increase (decrease) in net assets resulting from operations	2,126,627	3,227,549	(22,556,310)	3,560,488

Distributions to Shareholders:

From net investment income:

Investor Class	—	(4,926)	—	(1,172)

Service Class	(816,053)	(578,079)	(362,340)	(194,175)

Institutional Class	(224,829)	(161,436)	(1,654,715)	(750,477)

From net realized gain on investments:

Investor Class	(2,211)	(52,911)	—	—

Service Class	(3,411,820)	(4,566,643)	—	—

Institutional Class	(874,193)	(1,170,324)	—	—

Total distributions to shareholders	(5,329,106)	(6,534,319)	(2,017,055)	(945,824)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(8,568,903)	6,436,408	(15,417,740)	2,147,500

Total increase (decrease) in net assets	(11,771,382)	3,129,638	(39,991,105)	4,762,164

Net Assets:

Beginning of year	71,480,222	68,350,584	136,684,209	131,922,045

End of year	$59,708,840	$71,480,222	$96,693,104	$136,684,209

End of year undistributed net investment income	$604,033	$957,465	$865,676	$1,772,798

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended October 31,

	AMG Trilogy International Small Cap Fund		AMG Trilogy Emerging Wealth Equity Fund*
	2015	2014	2015

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$142,188	$411,260	$103,665

Net realized gain (loss) on investments and foreign currency transactions	555,540	2,691,251	(491,159)

Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(400,989)	(3,643,464)	(1,297,174)

Net increase (decrease) in net assets resulting from operations	296,739	(540,953)	(1,684,668)

Distributions to Shareholders:

From net investment income:

Investor Class	—	(103,652)	—

Service Class	—	(430,287)	—

Institutional Class	—	(515,081)	—

From net realized gain on investments:

Investor Class	(10,074)	—	—

Service Class	(685,371)	—	—

Institutional Class	(800,050)	—	—

Total distributions to shareholders	(1,495,495)	(1,049,020)	—

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(53,146)	(7,844,446)	31,907,514

Total increase (decrease) in net assets	(1,251,902)	(9,434,419)	30,222,846

Net Assets:

Beginning of period	23,771,412	33,205,831	—

End of period	$22,519,510	$23,771,412	$30,222,846

End of period undistributed (distributions in excess of) net investment income	$121,297	$(2,521)	$63,146

*	Commencement of operations was on March 20, 2015.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Global Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31, 2012*
Investor Class	2015	2014	2013

Net Asset Value, Beginning of Period	$11.45	$12.06	$9.76	$10.02

Income from Investment Operations:

Net investment income[1,2]	0.07	0.10	0.10	0.07

Net realized and unrealized gain (loss) on investments	0.17	0.39	2.27	(0.33)

Total from investment operations	0.24	0.49	2.37	(0.26)

Less Distributions to Shareholders from:

Net investment income	—	(0.09)	(0.07)	—

Net realized gain on investments	(0.68)	(1.01)	—	—

Total distributions to shareholders	(0.68)	(1.10)	(0.07)	—

Net Asset Value, End of Period	$11.01	$11.45	$12.06	$9.76

Total Return[2]	2.12%	4.22%	24.47%	(2.59)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	1.24%	1.21%	1.18%[6]	1.05%[5]

Ratio of expenses to average net assets (with offsets)	1.24%	1.22%	1.19%[6]	1.07%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.24%	1.22%	1.19%[6]	1.07%[5]

Ratio of net investment income to average net assets[2]	0.58%	0.86%	0.90%[6]	1.04%[5]

Portfolio turnover	49%	49%	58%	78%[4]

Net assets at end of period (000’s omitted)	$39	$37	$626	$13

	For the fiscal years ended October 31,				For the fiscal period ended October 31, 2011**
Service Class	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$11.52	$12.13	$9.79	$9.02	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.12	0.17	0.13	0.08	0.02

Net realized and unrealized gain (loss) on investments	0.18	0.37	2.29	0.72	(1.00)

Total from investment operations	0.30	0.54	2.42	0.80	(0.98)

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.13)	(0.08)	(0.03)	—

Net realized gain on investments	(0.69)	(1.02)	—	—	—

Total distributions to shareholders	(0.85)	(1.15)	(0.08)	(0.03)	—

Net Asset Value, End of Period	$10.97	$11.52	$12.13	$9.79	$9.02

Total Return[2]	2.66%	4.57%	24.84%	8.91%	(9.80)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	0.83%	0.81%	0.78%[6]	1.02%	1.21%[5]

Ratio of expenses to average net assets (with offsets)	0.83%	0.82%	0.79%[6]	1.04%	1.21%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.83%	0.82%	0.79%[6]	1.04%	1.46%[5]

Ratio of net investment income to average net assets[2]	1.05%	1.44%	1.20%[6]	0.85%	0.29%[5]

Portfolio turnover	49%	49%	58%	78%	40%[4]

Net assets at end of period (000’s omitted)	$48,134	$56,773	$53,740	$59,584	$23,215

AMG Trilogy Global Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended October 31, 2011**
Institutional Class	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$11.50	$12.10	$9.78	$9.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.13	0.17	0.14	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.19	0.38	2.27	0.70	(1.05)
Total from investment operations	0.32	0.55	2.41	0.79	(0.97)
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.14)	(0.09)	(0.04)	—
Net realized gain on investments	(0.69)	(1.01)	—	—	—
Total distributions to shareholders	(0.87)	(1.15)	(0.09)	(0.04)	—
Net Asset Value, End of Period	$10.95	$11.50	$12.10	$9.78	$9.03
Total Return[2]	2.77%	4.75%[7]	24.87%[7]	8.76%	(9.70)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.72%	0.71%	0.68%[6]	0.85%	1.00%[5]
Ratio of expenses to average net assets (with offsets)	0.72%	0.72%	0.69%[6]	0.87%	1.00%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.72%	0.72%	0.69%[6]	0.87%	1.25%[5]
Ratio of net investment income to average net assets[2]	1.16%	1.51%	1.25%[6]	0.92%	1.26%[5]
Portfolio turnover	49%	49%	58%	78%	40%[4]
Net assets at end of period (000’s omitted)	$11,535	$14,670	$13,984	$12,998	$11,512

AMG Trilogy Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31, 2012*
Investor Class	2015	2014	2013

Net Asset Value, Beginning of Period	$8.83	$8.73	$8.57	$9.35

Income from Investment Operations:

Net investment income[1,2]	0.06	0.11 [8]	0.08	0.08

Net realized and unrealized gain (loss) on investments	(1.66)	0.02	0.14	(0.86)

Total from investment operations	(1.60)	0.13	0.22	(0.78)

Less Distributions to Shareholders from:

Net investment income	—	(0.03)	(0.06)	—

Net Asset Value, End of Period	$7.23	$8.83	$8.73	$8.57

Total Return[2]	(18.12)%[7]	1.55%	2.51%[7]	(8.34)%[4,7]

Ratio of net expenses to average net assets (with offsets/reductions)	1.45%	1.42%	1.55%[9,10]	1.30%[5]

Ratio of expenses to average net assets (with offsets)	1.45%	1.43%	1.56%[9,10]	1.30%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.45%	1.43%	1.56%[9,10]	1.31%[5]

Ratio of net investment income to average net assets[2]	0.76%	1.30%	1.00%[9,10]	1.37%[5]

Portfolio turnover	45%	35%	47%	32%[4]

Net assets at end of period (000’s omitted)	$57	$79	$291	$9

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2011**
Service Class	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$8.88	$8.78	$8.58	$8.62	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.05	0.12 [8]	0.07	0.11	0.09

Net realized and unrealized gain (loss) on investments	(1.62)	0.04	0.17	(0.14)	(1.47)

Total from investment operations	(1.57)	0.16	0.24	(0.03)	(1.38)

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.06)	(0.04)	(0.01)	—

Net Asset Value, End of Period	$7.19	$8.88	$8.78	$8.58	$8.62

Total Return[2]	(17.82)%	1.85%	2.82%	(0.33)%	(13.80)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	1.00%	1.04%	1.15%[9,10]	1.25%	1.09%[5]

Ratio of expenses to average net assets (with offsets)	1.00%	1.05%	1.16%[9,10]	1.25%	1.10%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.00%	1.05%	1.16%[9,10]	1.26%	2.76%[5]

Ratio of net investment income to average net assets[2]	0.65%	1.37%	0.84%[9,10]	1.29%	1.50%[5]

Portfolio turnover	45%	35%	47%	32%	20%[4]

Net assets at end of period (000’s omitted)	$1,203	$26,239	$28,093	$15,710	$44

AMG Trilogy Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2011**
Institutional Class	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$8.89	$8.78	$8.59	$8.62	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.09	0.13 [8]	0.08	0.10	0.10

Net realized and unrealized gain (loss) on investments	(1.65)	0.05	0.17	(0.12)	(1.48)

Total from investment operations	(1.56)	0.18	0.25	(0.02)	(1.38)

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.07)	(0.06)	(0.01)	—

Net Asset Value, End of Period	$7.20	$8.89	$8.78	$8.59	$8.62

Total Return[2]	(17.69)%[7]	2.05%[7]	2.85%[7]	(0.20)%	(13.80)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.92%	1.05%[9,10]	1.05%	1.09%[5]

Ratio of expenses to average net assets (with offsets)	0.95%	0.93%	1.06%[9,10]	1.05%	1.10%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.95%	0.93%	1.06%[9,10]	1.06%	2.76%[5]

Ratio of net investment income to average net assets[2]	1.18%	1.53%	0.93%[9,10]	1.18%	1.58%[5]

Portfolio turnover	45%	35%	47%	32%	20%[4]

Net assets at end of period (000’s omitted)	$95,434	$110,366	$103,538	$75,201	$11,284

AMG Trilogy International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended
Investor Class	2015	2014	2013	2012	October 31, 2011#

Net Asset Value, Beginning of Period	$10.40	$11.05	$9.22	$8.33	$9.76

Income from Investment Operations:

Net investment income (loss)[1,2]	0.02	0.08 [8]	0.04 [12]	0.10	0.00 [13]

Net realized and unrealized gain (loss) on investments	0.05	(0.39)	1.90	0.82	(1.43)

Total from investment operations	0.07	(0.31)	1.94	0.92	(1.43)

Less Distributions to Shareholders from:

Net investment income	—	(0.34)	(0.11)	(0.03)	—

Net realized and unrealized gain on investments	(0.67)	—	—	—	—

Total distributions to shareholders	(0.67)	(0.34)	(0.11)	(0.03)	—

Net Asset Value, End of Period	$9.80	$10.40	$11.05	$9.22	$8.33

Total Return[2]	0.90%	(2.93)%[7]	21.26%[7]	11.13%	(14.65)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	1.60%	1.60%	1.62%[11]	1.35%	1.35%[5]

Ratio of expenses to average net assets (with offsets)	1.60%	1.60%	1.62%[11]	1.35%	1.35%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.08%	2.00%	1.92%[11]	1.92%	2.58%[5]

Ratio of net investment income to average net assets[2]	0.15%	0.75%	0.42%[11]	1.16%	0.74%[5]

Portfolio turnover	68%	65%	61%	56%	52%[4]

Net assets at end of period (000’s omitted)	$136	$155	$4,915	$157	$9

	For the fiscal year ended October 31,				For the fiscal period ended
Service Class	2015	2014	2013	2012	October 31, 2011**

Net Asset Value, Beginning of Period	$10.45	$11.09	$9.22	$8.33	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.06	0.15 [8]	0.08 [12]	0.10	0.03

Net realized and unrealized gain (loss) on investments	0.06	(0.42)	1.90	0.83	(1.70)

Total from investment operations	0.12	(0.27)	1.98	0.93	(1.67)

Less Distributions to Shareholders from:

Net investment income	—	(0.37)	(0.11)	(0.04)	—

Net realized gain on investments	(0.68)	—	—	—	—

Total distributions to shareholders	(0.68)	(0.37)	(0.11)	(0.04)	—

Net Asset Value, End of Period	$9.89	$10.45	$11.09	$9.22	$8.33

Total Return[2]	1.33%	(2.56)%[7]	21.70%[7]	11.23%	(16.70)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	1.21%	1.21%	1.22%[11]	1.29%	1.14%[5]

Ratio of expenses to average net assets (with offsets)	1.21%	1.21%	1.22%[11]	1.29%	1.14%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.69%	1.61%	1.52%[11]	1.89%	2.33%[5]

Ratio of net investment income to average net assets[2]	0.59%	1.35%	0.82%[11]	1.10%	0.57%[5]

Portfolio turnover	68%	65%	61%	56%	52%[4]

Net assets at end of period (000’s omitted)	$11,250	$10,513	$13,206	$3,825	$78

AMG Trilogy International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended
Institutional Class	2015	2014	2013	2012	October 31, 2011**

Net Asset Value, Beginning of Period	$10.46	$11.10	$9.23	$8.33	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.07	0.16 [8]	0.10 [12]	0.09	0.09

Net realized and unrealized gain (loss) on investments	0.06	(0.42)	1.89	0.85	(1.76)

Total from investment operations	0.13	(0.26)	1.99	0.94	(1.67)

Less Distributions to Shareholders from:

Net investment income	—	(0.38)	(0.12)	(0.04)	—

Net realized gain on investments	(0.68)	—	—	—	—

Total distributions to shareholders	(0.68)	(0.38)	(0.12)	(0.04)	—

Net Asset Value, End of Period	$9.91	$10.46	$11.10	$9.23	$8.33

Total Return[2]	1.44%	(2.47)%[7]	21.88%[7]	11.39%	(16.70)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	1.10%	1.10%	1.12%[11]	1.10%	1.10%[5]

Ratio of expenses to average net assets (with offsets)	1.10%	1.10%	1.12%[11]	1.10%	1.10%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.58%	1.50%	1.42%[11]	1.82%	2.24%[5]

Ratio of net investment income to average net assets[2]	0.65%	1.45%	1.04%[11]	1.09%	1.37%[5]

Portfolio turnover	68%	65%	61%	56%	52%[4]

Net assets at end of period (000’s omitted)	$11,133	$13,103	$15,085	$12,552	$11,443

AMG Trilogy Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

Investor Class	For the fiscal period ended October 31, 2015##

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.04

Net realized and unrealized gain (loss) on investments	(0.70)

Total from investment operations	(0.66)

Net Asset Value, End of Period	$9.34

Total Return[2]	(6.60)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	1.33%[5]

Ratio of expenses to average net assets (with offsets)	1.33%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.65%[5]

Ratio of net investment income to average net assets[2]	0.65%[5]

Portfolio turnover	45%[4]

Net assets at end of period (000’s omitted)	$9

Service Class	For the fiscal period ended October 31, 2015##

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.04

Net realized and unrealized loss on investments	(0.70)

Total from investment operations	(0.66)

Net Asset Value, End of Period	$9.34

Total Return[2]	(6.60)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	1.16%[5]

Ratio of expenses to average net assets (with offsets)	1.16%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.45%[5]

Ratio of net investment income to average net assets[2]	0.61%[5]

Portfolio turnover	45%[4]

Net assets at end of period (000’s omitted)	$22,432

AMG Trilogy Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

Institutional Class	For the fiscal period ended October 31, 2015##

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.04

Net realized and unrealized loss on investments	(0.69)

Total from investment operations	(0.65)

Net Asset Value, End of Period	$9.35

Total Return[2]	(6.50)%[4]

Ratio of net expenses to average net assets (with offsets/reductions)	1.05%[5]

Ratio of expenses to average net assets (with offsets)	1.05%[5]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.50%[5]

Ratio of net investment income to average net assets[2]	0.64%[5]

Portfolio turnover	45%[4]

Net assets at end of period (000’s omitted)	$7,782

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commencement of operations was on March 1, 2012.
**	Commencement of operations was on March 1, 2011.
#	Commencement of operations was on July 15, 2011.
##	Commencement of operations was on March 20, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1 (c) and 2 in the Notes to the Financial Statements.)
[4]	Not annualized.
[5]	Annualized.
[6]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.027% and 0.026% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[7]	Total return is based on the Financial Statement Net Asset Values as shown above.
[8]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.10, $0.11, and $0.12 for AMG Trilogy Emerging Markets Equity Fund’s Investor Class, Service Class and Institutional Class, respectively, and $0.07, $0.14 and $0.15 for AMG Trilogy International Small Cap Fund’s Investor Class, Service Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.021% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]	Includes tax expense of $112 or 0.06%, $9,694 or 0.05% and $36,132 or 0.04% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.016%, 0.019% and 0.022% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[12]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.06, and $0.08 for AMG Trilogy International Small Cap Fund’s Investor Class, Service Class and Institutional Class, respectively.
[13]	Rounds to less than $0.01.

Notes to Financial Statements October 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Trilogy Global Equity Fund (“Global Equity”), AMG Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”), AMG Trilogy International Small Cap Fund (“International Small Cap”) and AMG Trilogy Emerging Wealth Equity Fund (“Emerging Wealth Equity”), each a “Fund” and collectively the “Funds.” Emerging Markets Equity, International Small Cap and Emerging Wealth Equity will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2015, Emerging Markets Equity, International Small Cap and Emerging Wealth Equity had redemption fees amounting to $107, $20 and $121, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

The Emerging Wealth Equity Fund has a performance inception date of March 19, 2015. The Fund’s commencement of operations was on March 20, 2015.

Each Fund offers three classes of shares: Investor Class, Service Class and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager for the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework

Notes to Financial Statements (continued)

for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g.,debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 –inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date except for Korean securities where dividends are recorded on confirmation date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Global Equity had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the fiscal year ended October 31, 2015, the amount by which the Fund’s expenses were reduced and the impact on the expense ratio, if any, was $1,652 or 0.003%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2015, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2015, overdraft fees for Global Equity, Emerging Markets Equity and International Small Cap equaled $35, $62 and $109, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to foreign currency and temporary differences are due to wash sales.

51

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	Global Equity		Emerging Markets Equity		International Small Cap Equity		Emerging Wealth Equity
Distributions paid from:	2015	2014	2015	2014	2015	2014	2015
Ordinary income	$1,040,882	$744,441	$2,017,055	$945,824	—	$942,060	—
Short-term capital gains	931,267	1,250,427	—	—	—	—	—
Long-term capital gains	3,356,957	4,539,451	—	—	$1,495,495	106,960	—

Totals	$5,329,106	$6,534,319	$2,017,055	$945,824	$1,495,495	$1,049,020	—

As of October 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Global Equity	Emerging Markets Equity	International Small Cap Equity	Emerging Wealth Equity
Capital loss carryforward	—	$8,563,759	—	$422,985
Undistributed ordinary income	$597,598	873,058	$121,297	63,615
Undistributed short-term capital gains	499,421	—	—	—
Undistributed long-term capital gains	5,166,470	—	529,058	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2015 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2015, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term		Long-Term	Expires
Global Equity
(Post-Enactment)	—		—	n/a
Emerging Markets Equity
(Post-Enactment)	$1,756,184	*	$6,807,575	Unlimited
International Small Cap
(Post-Enactment)	—		—	n/a
Emerging Wealth Equity
(Post-Enactment)	$422,985	*	—	Unlimited

*	The Fund’s ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

For the fiscal year ended October 31, 2015, International Small Cap utilized capital loss carryovers in the amount of $10,971.

As of October 31, 2015, Global Equity and International Small Cap had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2016, such amounts may be used to offset future capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2015 and 2014, the capital stock transactions by class for Global Equity, Emerging Markets Equity, International Small Cap and Emerging Wealth Equity were as follows:

	Global Equity				Emerging Markets Equity
	2015		2014		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	6,075	$70,375	52,937	$598,507	2,668	$22,339	45,778	$400,813
Reinvestment of distributions	201	2,211	5,123	57,838	—	—	139	1,172
Cost of shares repurchased	(5,962)	(67,388)	(106,729)	(1,224,631)	(3,791)	(28,493)	(70,307)	(616,300)

Net increase (decrease)	314	$5,198	(48,669)	$(568,286)	(1,123)	$(6,154)	(24,390)	$(214,315)

Service Class:
Proceeds from sale of shares	769,236	$8,448,489	924,821	$10,707,731	292,146	$2,292,973	625,274	$5,414,595
Reinvestment of distributions	387,878	4,227,873	453,869	5,142,332	44,671	362,279	23,003	194,145
Cost of shares repurchased	(1,694,233)	(18,817,832)	(884,370)	(10,224,739)	(3,123,429)	(25,170,347)	(893,823)	(7,922,235)

Net increase (decrease)	(537,119)	$(6,141,470)	494,320	$5,625,324	(2,786,612)	$(22,515,095)	(245,546)	$(2,313,495)

Institutional Class:
Proceeds from sale of shares	10,057	$112,748	103,771	$1,197,090	2,024,291	$15,864,706	1,791,122	$14,911,690
Reinvestment of distributions	101,106	1,099,021	117,855	1,331,759	171,386	1,389,941	77,708	655,855
Cost of shares repurchased	(332,539)	(3,644,400)	(101,745)	(1,149,479)	(1,349,345)	(10,151,138)	(1,241,092)	(10,892,235)

Net increase (decrease)	(221,376)	$(2,432,631)	119,881	$1,379,370	846,332	$7,103,509	627,738	$4,675,310

		International Small Cap			Emerging Wealth Equity*
	2015		2014		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	611	$6,050	11,159	$123,023	2,381	$24,296
Reinvestment of distributions	1,058	10,074	9,483	103,652	—	—
Cost of shares repurchased	(2,681)	(25,247)	(450,372)	(4,846,054)	(1,381)	(13,045)

Net increase (decrease)	(1,012)	$(9,123)	(429,730)	$(4,619,379)	1,000	$11,251

Service Class:
Proceeds from sale of shares	227,419	$2,263,066	232,274	$2,595,263	2,599,731	$25,759,774
Reinvestment of distributions	71,542	685,371	39,332	430,287	—	—
Cost of shares repurchased	(167,901)	(1,689,938)	(456,188)	(5,065,262)	(198,975)	(1,932,813)

Net increase (decrease)	131,060	$1,258,499	(184,582)	$(2,039,712)	2,400,756	$23,826,961

Institutional Class:
Proceeds from sale of shares	—	—	23,952	$257,765	832,105	$8,069,461
Reinvestment of distributions	83,426	$800,050	47,082	515,080	—	—
Cost of shares repurchased	(213,099)	(2,102,572)	(176,991)	(1,958,200)	(19)	(159)

Net increase (decrease)	(129,673)	$(1,302,522)	(105,957)	$(1,185,355)	832,086	$8,069,302

*	Commencement of operations was on March 20, 2015.

At October 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Equity - two collectively own 91%; International Small Cap - two collectively own 27%; Emerging Wealth Equity - one owns 13%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Notes to Financial Statements (continued)

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At October 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Global Equity, Emerging Markets Equity and International Small Cap were $1,041,869, $747,398 and $1,498,317, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Trilogy Global Advisors, L.P. (“Trilogy”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Trilogy.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Global Equity	0.45%

Emerging Markets Equity	0.70%

International Small Cap	1.00%

Emerging Wealth Equity	0.70%

The Investment Manager has contractually agreed, through at least March 1, 2017, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Global Equity, Emerging Markets Equity, International Small Cap and Emerging Wealth Equity to 1.00%, 1.05%, 1.10% and 1.05%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The International Small Cap and Emerging Wealth Equity Funds are obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount.

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2015, each Fund’s components of reimbursement available are detailed in the following chart:

	International Small Cap	Emerging Wealth Equity
Reimbursement Available - 10/31/14	$290,295	—

Additional Reimbursements	110,083	$54,981

Repayments	—	—

Expired Reimbursements	(103,452)	—

Reimbursement Available - 10/31/15	$296,926	$54,981

The expiration of each Fund’s reimbursement are as follows:

Expiration Period	International Small Cap	Emerging Wealth Equity

Less than 1 year	$66,088	—

Within 2 years	120,755	—

Within 3 years	110,083	$54,981

Total Amount Subject to Reimbursement	$296,926	$54,981

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively, the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,500 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds.

Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Funds are distributed by AMG Distributors, Inc., (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For each of the Investor, Service and Institutional Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor, Service and Institutional Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net asset value as shown in the table below. For the fiscal year ended there were no shareholder servicing fees incurred for the Institutional Classes.

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the fiscal year ended October 31, 2015, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred

Global Equity

Investor Class	0.25%	0.25%

Service Class	0.25%	0.10%

Institutional Class	0.05%	0.00%

Emerging Markets Equity

Investor Class	0.25%	0.25%

Service Class	0.25%	0.11%

Institutional Class	0.05%	0.00%

International Small Cap

Investor Class	0.25%	0.25%

Service Class	0.25%	0.11%

Institutional Class	0.05%	0.00%

Emerging Wealth Equity

Investor Class	0.15%	0.03%

Service Class	0.15%	0.11%

Institutional Class	—	—

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2015, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Global Equity lent $2,290,292 for seven days earning interest of $290 and Emerging Markets Equity lent $1,227,401 for five days earning interest of $109. The interest amount is included in the Statement of Operations as interest income. Emerging Markets Equity borrowed varying amounts not exceeding $21,256,544 for 14 days paying interest of $1,055. The interest amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2015, the Funds had no loans outstanding.

For the period ended October 31, 2015, Global Equity and Emerging Markets Equity executed security transactions with Emerging Wealth Equity. Each of the transactions were executed at the closing price of the security transacted and with no commissions under Rule 17a-7 procedures approved by the Board. The amounts purchased and sold during the fiscal year ended October 31, 2015, are reflected in the following chart:

Fund	Number of Transactions	Total Quantity	Cost/ Proceeds

Global Equity

Purchases	—	—	—

Sales	11	16,810	$(1,401,244)

Emerging Markets Equity

Purchases	—	—	—

Sales	7	78,040	$(1,577,743)

Emerging Wealth Equity

Purchases	18	94,850	$2,978,987

Sales	—	—	—

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2015, were as follows:

	Long-Term Securities

Fund	Purchases	Sales

Global Equity	$30,741,263	$41,722,247

Emerging Markets Equity	48,505,588	63,027,609

International Small Cap	15,047,911	16,543,882

Emerging Wealth Equity	40,475,929	9,911,580

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral

Notes to Financial Statements (continued)

accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2015, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received

Global Equity	$984,518	$1,041,869

Emerging Markets Equity	703,413	747,398

International Small Cap	1,420,240	1,498,317

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of October 31, 2015:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Global Equity

Daiwa Capital Markets America	$1,000,000	$1,000,000	—	—

Royal Bank of Scotland PLC.	41,869	41,869	—	—

Total	$1,041,869	$1,041,869	—	—

Emerging Markets Equity

Daiwa Capital Markets America	$747,398	$747,398	—	—

International Small Cap

Daiwa Capital Markets America	$1,000,000	$1,000,000	—	—

HSBC Securities USA, Inc.	498,317	498,317	—	—

Total	$1,498,317	$1,498,317	—	—

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

The AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund and AMG Trilogy Emerging Wealth Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014/2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2015:

AMG Trilogy Global Equity Fund

▶	The total amount of taxes paid and income sourced from foreign countries was $0 and $0, respectively.

AMG Trilogy Emerging Markets Equity Fund

▶	The total amount of taxes paid and income sourced from foreign countries was $252,807 and $2,589,032, respectively.

AMG Trilogy International Small Cap Fund

▶	The total amount of taxes paid and income sourced from foreign countries was $43,258 and $423,718, respectively.

AMG Trilogy Emerging Wealth Equity Fund

▶	The total amount of taxes paid and income sourced from foreign countries was $16,311 and $231,049, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund and AMG Trilogy Emerging Wealth Equity Fund hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2015, $3,356,957, $0, $1,495,495, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG TRILOGY GLOBAL EQUITY FUND, AMG TRILOGY EMERGING MARKETS EQUITY FUND, AMG TRILOGY INTERNATIONAL SMALL CAP FUND, AMG TRILOGY EMERGING WEALTH EQUITY FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund and AMG Trilogy Emerging Wealth Equity Fund (the “Funds”) at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2015

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
● Trustee since 2012 ● Oversees 45 Funds in Fund Complex	Bruce B. Bingham, 12/1/48 Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).
● Independent Chairman ● Trustee since 1999 ● Oversees 45 Funds in Fund Complex

William E. Chapman, ll, 9/23/41

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

● Trustee since 1999 ● Oversees 45 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

● Trustee since 2013 ● Oversees 47 Funds in Fund Complex

Kurt Keilbacker, 10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

● Trustee since 2004 ● Oversees 45 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

● Trustee since 2013 ● Oversees 45 Funds in Fund Complex	Richard F. Powers lll, 2/2/46 Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).
● Trustee since 1999 ● Oversees 47 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

● Trustee since 2013 ● Oversees 47 Funds in Fund Complex	Victoria Sassine, 8/11/65 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).
● Trustee since 2004 ● Oversees 45 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
● Trustee since 2011 ● Oversees 47 Funds in Fund Complex

Christine C. Carsman, 4/2/52

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
● President since 2014 ● Principal Executive Officer since 2014

Jeffrey T. Cerutti, 2/7/68

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

● Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

● Secretary since 2015 ● Chief Legal Officer since 2015

Mark J. Duggan, 2/20/65

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

● Chief Financial Officer since 2007 ● Treasurer since 1999 ● Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

● Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

● Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

● Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements

At an in-person meeting held on
June 24-25, 2015, the Board of
Trustees (the “Board” or the
“Trustees”), and separately a majority
of the Trustees who are not
“interested persons” of the Trust (the
“Independent Trustees”), approved the
Investment Management Agreement
and separately an amendment to the
Investment Management Agreement,
(collectively the “Investment
Management Agreement”) in each
case with AMG Funds LLC (the
“Investment Manager”) for each of
AMG Trilogy Emerging Markets Equity
Fund, AMG Trilogy Global Equity
Fund and AMG Trilogy International
Small Cap Fund (each a “Fund”) and
the Subadvisory Agreement with the
Subadvisor with respect to each Fund.
The Independent Trustees were
separately represented by
independent legal counsel in
connection with their consideration of
the approval of these agreements. In
considering the Investment
Management and Subadvisory
Agreements, the Trustees reviewed a
variety of materials relating to the
Funds, the Investment Manager and
the Subadvisor, including comparative
performance, fee and expense
information for an appropriate peer
group of similar mutual funds (each a
“Peer Group”), performance
information for relevant benchmark
indices (each a “Fund Benchmark”)
and, with respect to the Subadvisor,
comparative performance information
for an appropriate peer group of
managed accounts, and, as to all
other matters, other information
provided to them on a periodic basis
throughout the year, as well as
information provided in connection
with the meetings of June 24-25,
2015, regarding the nature, extent and
quality of services provided by the
Investment Manager and the
Subadvisor under their respective
agreements. Prior to voting, the
Independent Trustees: (a) reviewed
the foregoing information with their
independent legal counsel and with
management; (b) received materials
from their independent legal counsel
discussing the legal standards
applicable to their consideration of the
Investment Management and
Subadvisory Agreements; and (c) met
with their independent legal counsel in
private sessions at which no
representatives of management were
present.

NATURE, EXTENT AND
QUALITY OF SERVICES.

In considering the nature, extent and
quality of the services provided by the
Investment Manager, the Trustees
reviewed information relating to the
Investment Manager’s operations and
personnel. Among other things, the
Investment Manager provided
financial information, biographical
information on its supervisory and
professional staff and descriptions of
its organizational and management
structure. The Trustees also took into
account information provided
periodically throughout the previous
year by the Investment Manager in
Board meetings relating to the
performance of its duties with respect
to the Funds and the Trustees’
knowledge of the Investment
Manager’s management and the
quality of the performance of the
Investment Manager’s duties. In the
course of their deliberations regarding
the Investment Management
Agreement, the Trustees evaluated,
among other things: (a) the extent and
quality of the Investment Manager’s
oversight of the operation and
management of the Funds; (b) the
quality of the Investment Manager’s
oversight of the performance by the
Subadvisor of its portfolio
management duties; (c) the
Investment Manager’s ability to
supervise the Funds’ other service
providers; and (d) the Investment
Manager’s compliance program. The
Trustees also took into account that, in
performing its functions under the
Investment Management Agreement
and supervising the Subadvisor, the
Investment Manager: performs
periodic detailed analysis and reviews
of the performance by the Subadvisor
of its obligations to each Fund,
including without limitation, analysis
and review of portfolio and other
compliance matters and review of the
Subadvisor’s investment performance
in respect of each Fund; prepares and
presents periodic reports to the Board
regarding the investment performance
of the Subadvisor and other
information regarding the Subadvisor,
at such times and in such forms as the
Board may reasonably request;
reviews and considers any changes in
the personnel of the Subadvisor
responsible for performing the
Subadvisor’s obligations and makes
appropriate reports to the

Board; reviews and considers any
changes in the ownership or senior
management of the Subadvisor and
makes appropriate reports to the Board;
performs periodic in-person or telephonic
diligence meetings, including with
respect to compliance matters, with
representatives of the Subadvisor;
assists the Board and management of
the Trust in developing and reviewing
information with respect to the initial
approval of the Subadvisory Agreement
and annual consideration of the
Subadvisory Agreement thereafter;
prepares recommendations with respect
to the continued retention of the
Subadvisor or the replacement of the
Subadvisor, including at the request of
the Board; identifies potential successors
to or replacements of the Subadvisor or
potential additional subadvisors,
performs appropriate due diligence, and
develops and presents to the Board a
recommendation as to any such
successor, replacement, or additional
subadvisor, including at the request of
the Board; designates and compensates
from its own resources such personnel
as the Investment Manager may
consider necessary or appropriate to the
performance of its services; and
performs such other review and reporting
functions as the Board shall reasonably
request consistent with the Investment
Management Agreement and applicable
law. The Trustees noted the affiliation of
the Subadvisor with the Investment
Manager, noting any potential conflicts of
interest. The Trustees also took into
account the financial condition of the
Investment Manager with respect to its
ability to provide the services required
under the Investment Management
Agreement and the Investment
Manager’s undertaking to maintain a
contractual expense limitation for each
Fund. The Trustees also considered the
Investment Manager’s risk management
processes

The Trustees also reviewed information
relating to the Subadvisor’s financial
condition, operations and personnel and
the investment philosophy, strategies
and techniques (its “Investment
Strategy”) used in managing each Fund.
Among other things, the Trustees
reviewed biographical information on
portfolio management and other
professional staff, information regarding
the

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the largest assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2015 and for the period from the Institutional Class shares’ inception on March 1, 2011 through March 31, 2015 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG Trilogy Global Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares (which share class has the largest assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2015 and for the period from the Service Class shares’ inception on March 1, 2011 through March 31, 2015 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI World Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG Trilogy International Small Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the largest assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2015 and for the period from the Institutional Class shares’ inception on March 1, 2011 through March 31, 2015 was below the median performance for the Peer Group and below, below and above, respectively, the performance of the Fund Benchmark, the MSCI ACWI ex USA Small Cap Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance for the relevant time periods. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted any payments that were made from the Subadvisor to the Investment Manager. The Trustees also noted management’s discussion of the current asset levels of the Funds, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Funds. The Board also took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadvisor. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information regarding the cost to the Subadvisor of providing subadvisory services to each Fund and the resulting profitability from the relationships and noted that, because the Subadvisor is an affiliate of the Investment Manager, a portion of such profitability or the Subadvisor’s revenues might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current subadvisory fee structure, and the services the Subadvisor provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadvisor is reasonable and that the Subadvisor is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2015 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2016, to limit the Fund’s net annual operating expenses

(subject to certain excluded expenses) to 1.05% and noted that the Fund was operating below its expense cap as of March 31, 2015. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Trilogy Global Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2015 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2016, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.00% and noted that the Fund was operating below its expense cap as of March 31, 2015. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Trilogy International Small Cap Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2015 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2016, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.10%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 24-25, 2015, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each Fund.

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Trilogy Global Advisors, L.P.

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

1140 Avenue of the Americas, 18th Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com        |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

(formerly AMG Managers Total Return Bond)

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2015	Fiscal 2014
AMG Trilogy Emerging Markets Equity Fund	$51,374	$39,399
AMG Trilogy International Small Cap Fund	$32,496	$33,374
AMG Trilogy Global Equity Fund	$33,749	$34,630
AMG Trilogy Emerging Wealth Equity Fund	$22,875	$0

(b) (b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2015	Fiscal 2014
AMG Trilogy Global Equity Fund	8,075	7,815
AMG Trilogy Emerging Markets Equity Fund	8,075	7,815
AMG Trilogy International Small Cap Fund	8,075	7,815
AMG Trilogy Emerging Wealth Equity Fund	6,060	0

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2015 and 2014 for non-audit services rendered to the Funds and Fund Service Providers were $125,853 and $71,445, respectively. For the fiscal year ended October 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $95,568 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $48,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	January 7, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	January 7, 2016